UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6177

Nuveen California Investment Quality Municipal Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report
August 31, 2011

Nuveen California Municipal Value Fund, Inc.
NCA

Nuveen California Municipal Value Fund 2
NCB

Nuveen California Performance Plus Municipal Fund, Inc.
NCP

Nuveen California Municipal Market Opportunity Fund, Inc.
NCO

Nuveen California Investment Quality Municipal Fund, Inc.
NQC

Nuveen California Select Quality Municipal Fund, Inc.
NVC

Nuveen California Quality Income Municipal Fund, Inc.
NUC

August

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Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Manager’s Comments	5
Common Share Dividend and Share Price Information	11
Performance Overviews	13
Portfolios of Investments	20
Statement of Assets and Liabilities	59
Statement of Operations	61
Statement of Changes in Net Assets	63
Statement of Cash Flows	66
Financial Highlights	68
Notes to Financial Statements	78
Annual Investment Management Agreement Approval Process	91
Reinvest Automatically, Easily and Conveniently	99
Glossary of Terms Used in this Report	101
Other Useful Information	107

Chairman’s
Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
October 21, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)

Portfolio manager Scott Romans examines key investment strategies and the six-month performance of the Nuveen California Municipal Funds. Scott, who joined Nuveen in 2000, has managed NCA, NCP, NCO, NQC, NVC and NUC since 2003. He added portfolio management responsibility for NCB at its inception in 2009.

What key strategies were used to manage these Funds during the six-month reporting period ended August 31, 2011?

During this reporting period, municipal bond prices generally rallied as yields declined across the municipal curve. The relative decline in yields was attributable in part to the continued depressed level of municipal bond issuance. Tax-exempt volume, which had been limited in 2010 by issuers’ extensive use of taxable Build America Bonds (BABs), continued to drift lower in 2011. Even though BABs were no longer an option for issuers (the BAB program expired at the end of 2010), some borrowers had accelerated issuance into 2010 in order to take advantage of the program’s favorable terms before its termination, fulfilling their capital program borrowing needs well into 2012. This reduced the need for many borrowers to come to market with new issues during this period. For the six months ended August 31, 2011, national municipal issuance was down 34% compared with the same period in 2010, while municipal issuance in California declined 37%. One indicator of the general lack of supply was the fact that, as of August 31, 2011, the state of California had not issued any tax-exempt bonds during 2011.

Despite the constrained issuance of tax-exempt municipal bonds and relatively lower yields, we continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. During this period, the California Funds found value in health care, where we were able to add to our holdings at attractive prices, and in new issues for charter schools. We also continued to actively add exposure to redevelopment agency (RDA) bonds, which fund programs to improve deteriorated, blighted and economically depressed areas in California. We remained very selective in our purchases in this area, evaluating bonds on a case by case basis and buying only those where our research indicated that we potentially would be compensated for taking on additional risk. In addition, in Funds where we sought to adjust duration, we purchased zero coupon bonds issued by local school districts at historically wide spreads. These bonds offered longer durations with very attractive yields relative to their credit quality.

For the most part, we focused on purchasing longer maturity bonds in order to take advantage of more attractive yields at the longer end of the municipal bond yield curve. Cash for new purchases during this period was generated largely by the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Investments	5

proceeds from bond calls and maturing bonds, which we worked to redeploy to keep the Funds fully invested.

As of August 31, 2011, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NCB and NCO also used derivatives (forward interest rate swaps) to reduce price volatility risk to movement in U.S. interest rates relative to the Funds’ benchmarks. During this period, the derivatives functioned as intended. At period end, we continued to use derivatives to reduce duration in NCB, while the derivatives had been removed from NCO as its duration approached our desired range.

How did the Funds perform?

Individual results for these Nuveen Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value* For periods ended 8/31/11
	6-Month	1-Year	5-Year	10-Year
NCA**	8.35%	2.25%	4.11%	4.55%
NCB**	8.09%	0.60%	N/A	N/A
NCP	12.99%	2.23%	4.35%	5.44%
NCO	14.74%	1.28%	3.99%	5.32%
NQC	12.35%	1.80%	4.47%	5.24%
NVC	13.42%	1.63%	4.84%	5.72%
NUC	12.29%	2.68%	5.14%	5.60%

Standard & Poor’s (S&P) California Municipal Bond Index***	7.33%	2.68%	4.39%	4.81%
Standard & Poor’s (S&P) National Municipal Bond Index***	6.56%	2.62%	4.60%	4.93%
Lipper California Municipal Debt Classification Average***	11.95%	1.31%	3.04%	5.01%

For the six months ended August 31, 2011, the cumulative returns on common share net asset value (NAV) for all these California Funds exceeded the returns on the Standard & Poor’s (S&P) California Municipal Bond Index and the Standard & Poor’s (S&P) National Municipal Bond Index. For the same period, NCP, NCO, NQC, NVC and NUC outperformed the average return on the Lipper California Municipal Debt Classification Average, while the unleveraged NCA and NCB lagged this Lipper classification, which is composed primarily of leveraged funds.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of structural leverage was an important positive factor during this period. The primary reason that the returns of NCA and NCB trailed those of the other five Funds for this six-month period was that these two Funds do not use structural leverage. The impact of structural leverage is discussed in more detail later in this report. During this period, as yields across the municipal bond curve declined, municipal bonds with longer maturities generally outperformed the shorter maturity categories, with

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*	6-month returns are cumulative; all other returns are annualized.

**	NCA and NCB do not use structural leverage; the remaining five Funds in this report use structural leverage.

***	Refer to Glossary of Terms Used in this Report for definitions.

6	Nuveen Investments

credits at the longest end of the yield curve posting the strongest returns. Overall, duration and yield curve positioning was a positive contributor to the performance of NCA, NCB, NCP, NCO, NQC and NVC. On the whole, these six Funds tended to be underweighted in the shorter parts of the yield curve that produced weaker returns and have correspondingly heavier exposures to the outperforming longer segments. This was especially true in NCO, which benefited from having the longest duration among these Funds. In NUC, duration and yield curve positioning was a neutral factor.

Holdings that generally made positive contributions to the Funds’ returns during this period included zero coupon bonds and health care, transportation and education credits. The special tax, water and sewer, and industrial development revenue sectors also outperformed the municipal market as a whole, while general obligation (GO) and other tax-supported bonds generally performed in line with the market during this period.

Pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of August 31, 2011, NCA and NUC held the heaviest weightings of pre-refunded bonds among these Funds, which detracted from their relative performance. Among the revenue sectors, resource recovery trailed the overall municipal market by the widest margin.

Credit exposure also played a smaller role in performance during these six months, as bonds rated BBB, A and AA typically outperformed those rated AAA. In this environment, the Funds’ performance generally benefited from their allocations to lower quality credits.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. As mentioned previously, NCA and NCB do not use structural leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their respective inceptions, each of the Funds (except NCA and NCB) issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions

Nuveen Investments	7

than there have been offers to buy. In fact, offers to buy have been almost completely nonexistent since late February 2008.

This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares or Variable MuniFund Term Preferred (VMTP) Shares, which are floating rate forms of preferred stock with a mandatory term redemption. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of three to five years.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (excluding all of the funds in this report) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, 33 of the funds that received demand letters were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Fund Advisors,

8	Nuveen Investments

Inc. as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. The Court has heard arguments on the funds’ motion to dismiss the suit and has taken the matter under advisement. Nuveen Fund Advisors, Inc. believes that the Complaint is without merit, and is defending vigorously against these charges.

As of August 31, 2011, each of the Funds has redeemed all of their outstanding ARPS at liquidation value.

As of August 31, 2011, the following Funds have issued and outstanding VRDP Shares as shown in the accompanying table. As mentioned previously, NCA and NCB do not use structural leverage.

VRDP Shares

Fund	VRDP Shares Issued at Liquidation Value
NCP	$81,000,000
NCO	$49,800,000
NQC	$95,600,000
NVC	$158,900,000
NUC	$158,100,000

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on VRDP Shares.)

As of October 5, 2011, after the close of this reporting period, all 84 of the Nuveen closed-end municipal funds that had issued ARPS, approximately $11.0 billion, have redeemed at liquidation value all of these shares.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Regulatory Matters

During May 2011, Nuveen Securities, LLC, known as Nuveen Investments, LLC, prior to April 30, 2011, entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA’s allegations. Nuveen Securities, LLC is the broker-dealer subsidiary of Nuveen Investments.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials

Nuveen Investments	9

provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

10	Nuveen Investments

Common Share Dividend and
Share Price Information

During the six-month reporting period ended August 31, 2011, NCP, NQC and NUC each had one increase in their monthly dividends. The dividends of NCA, NCB, NCO and NVC remained stable throughout the period.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of August 31, 2011, each Fund had positive UNII balance, based upon our best estimate, for tax purposes and a positive UNII balance for financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of August 31, 2011, and the since inception of the Funds’ repurchase programs, the following Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NCA, NCB and NQC have not repurchased any of their outstanding common shares.

Fund	Common Shares Repurchased and Retired	% of Outstanding Common Shares
NCA	—	—
NCB	—	—
NCP	28,300	0.2%
NCO	24,900	0.3%
NQC	—	—
NVC	41,400	0.2%
NUC	40,000	0.2%

During the six-month reporting period, the Funds did not repurchase any of their outstanding common shares.

Nuveen Investments	11

As of August 31, 2011, the Funds’ common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

Fund	8/31/11 (-) Discount	Six-Month Average (-) Discount
NCA	(-)7.72%	(-)6.53%
NCB	(-)8.10%	(-)7.90%
NCP	(-)5.76%	(-)4.63%
NCO	(-)5.73%	(-)3.16%
NQC	(-)5.14%	(-)4.33%
NVC	(-)3.07%	(-)1.55%
NUC	(-)2.17%	(-)2.56%

12	Nuveen Investments

NCA	Nuveen California
Performance	Municipal Value
OVERVIEW	Fund, Inc.
as of August 31, 2011

Fund Snapshot
Common Share Price	$8.85
Common Share Net Asset Value (NAV)	$9.59
Premium/(Discount) to NAV	-7.72%
Market Yield	5.15%
Taxable-Equivalent Yield1	7.89%
Net Assets Applicable to Common Shares ($000)	$242,254

Average Annual Total Return (Inception 10/07/87)
	On Share Price	On NAV
6-Month (Cumulative)	8.66%	8.35%
1-Year	-2.99%	2.25%
5-Year	3.61%	4.11%
10-Year	4.45%	4.55%

Portfolio Composition3 (as a % of total investments)
Tax Obligation/Limited	27.5%
U.S. Guaranteed	17.8%
Health Care	14.9%
Tax Obligation/General	9.1%
Utilities	7.5%
Water and Sewer	7.2%
Long-Term Care	4.4%
Other	11.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.
4	The Fund paid shareholders a net ordinary income distribution in December 2010 of $0.0028 per share.

Nuveen Investments	13

NCB	Nuveen California
Performance	Municipal Value
OVERVIEW	Fund 2
as of August 31, 2011

Fund Snapshot
Common Share Price	$14.40
Common Share Net Asset Value (NAV)	$15.67
Premium/(Discount) to NAV	-8.10%
Market Yield	5.54%
Taxable-Equivalent Yield1	8.48%
Net Assets Applicable to Common Shares ($000)	$51,506

Average Annual Total Return (Inception 4/28/09)
	On Share Price	On NAV
6-Month (Cumulative)	8.51%	8.09%
1-Year	-3.30%	0.60%
Since Inception	3.78%	9.37%

Portfolio Composition3 (as a % of total investments)
Health Care	24.1%
Tax Obligation/Limited	15.8%
Utilities	13.8%
Housing/Single Family	11.0%
Education and Civic Organizations	9.4%
Tax Obligation/General	8.8%
Water and Sewer	5.6%
Other	11.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.
4	The Fund paid shareholders a net ordinary income distribution in December 2010 of $0.0072 per share.

14	Nuveen Investments

NCP	Nuveen California
Performance	Performance Plus
OVERVIEW	Municipal Fund, Inc.
as of August 31, 2011

Fund Snapshot
Common Share Price	$13.41
Common Share Net Asset Value (NAV)	$14.23
Premium/(Discount) to NAV	-5.76%
Market Yield	7.07%
Taxable-Equivalent Yield1	10.83%
Net Assets Applicable to Common Shares ($000)	$184,073

Leverage
Structural Leverage	30.56%
Effective Leverage	37.52%

Average Annual Total Return (Inception 11/15/89)
	On Share Price	On NAV
6-Month (Cumulative)	11.79%	12.99%
1-Year	-0.06%	2.23%
5-Year	5.21%	4.35%
10-Year	4.91%	5.44%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	26.7%
Health Care	13.8%
Tax Obligation/General	13.3%
U.S Guaranteed	10.2%
Education and Civic Organizations	8.0%
Utilities	7.4%
Water and Sewer	6.7%
Other	13.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	15

NCO	Nuveen California
Performance	Municipal Market
OVERVIEW	Opportunity Fund, Inc.
as of August 31, 2011

Fund Snapshot
Common Share Price	$13.33
Common Share Net Asset Value (NAV)	$14.14
Premium/(Discount) to NAV	-5.73%
Market Yield	7.02%
Taxable-Equivalent Yield1	10.75%
Net Assets Applicable to Common Shares ($000)	$115,124

Leverage
Structural Leverage	30.20%
Effective Leverage	37.85%

Average Annual Total Return (Inception 5/17/90)
	On Share Price	On NAV
6-Month (Cumulative)	11.24%	14.74%
1-Year	-1.76%	1.28%
5-Year	3.64%	3.99%
10-Year	4.41%	5.32%

Portfolio Composition3 (as a % of total investments)
Water and Sewer	18.1%
Tax Obligation/Limited	18.0%
Health Care	17.4%
Tax Obligation/General	13.1%
U.S. Guaranteed	9.5%
Transportation	4.9%
Education and Civic Organizations	4.5%
Other	14.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

16	Nuveen Investments

NQC	Nuveen California
Performance	Investment Quality
OVERVIEW	Municipal Fund, Inc.
as of August 31, 2011

Fund Snapshot
Common Share Price	$13.46
Common Share Net Asset Value (NAV)	$14.19
Premium/(Discount) to NAV	-5.14%
Market Yield	7.04%
Taxable-Equivalent Yield1	10.78%
Net Assets Applicable to Common Shares ($000)	$192,659

Leverage
Structural Leverage	33.16%
Effective Leverage	39.14%

Average Annual Total Return (Inception 11/20/90)
	On Share Price	On NAV
6-Month (Cumulative)	12.39%	12.35%
1-Year	-0.07%	1.80%
5-Year	5.07%	4.47%
10-Year	4.57%	5.24%

Portfolio Composition3 (as a % of total investments)
Tax Obligation/Limited	26.1%
Tax Obligation/General	15.8%
Health Care	12.8%
Education and Civic Organizations	12.2%
Water and Sewer	9.1%
Transportation	7.9%
U.S. Guaranteed	7.3%
Other	8.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	17

NVC	Nuveen California
Performance	Select Quality
OVERVIEW	Municipal Fund, Inc.
as of August 31, 2011

Fund Snapshot
Common Share Price	$13.89
Common Share Net Asset Value (NAV)	$14.33
Premium/(Discount) to NAV	-3.07%
Market Yield	7.00%
Taxable-Equivalent Yield1	10.72%
Net Assets Applicable to Common Shares ($000)	$331,660

Leverage
Structural Leverage	32.39%
Effective Leverage	39.42%

Average Annual Total Return (Inception 5/22/91)
	On Share Price	On NAV
6-Month (Cumulative)	13.82%	13.42%
1-Year	-1.24%	1.63%
5-Year	4.95%	4.84%
10-Year	5.35%	5.72%

Portfolio Composition3 (as a % of total investments)
Health Care	18.8%
Tax Obligation/Limited	18.3%
Tax Obligation/General	14.7%
Utilities	9.3%
Water and Sewer	9.2%
U.S. Guaranteed	8.9%
Consumer Staples	4.7%
Education and Civic Organizations	4.6%
Other	11.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

18	Nuveen Investments

NUC	Nuveen California
Performance	Quality Income
OVERVIEW	Municipal Fund, Inc.
as of August 31, 2011

Fund Snapshot
Common Share Price	$14.45
Common Share Net Asset Value (NAV)	$14.77
Premium/(Discount) to NAV	-2.17%
Market Yield	6.98%
Taxable-Equivalent Yield1	10.69%
Net Assets Applicable to Common Shares ($000)	$325,074

Leverage
Structural Leverage	32.72%
Effective Leverage	40.39%

Average Annual Total Return (Inception 11/20/91)
	On Share Price	On NAV
6-Month (Cumulative)	15.89%	12.29%
1-Year	-2.40%	2.68%
5-Year	5.54%	5.14%
10-Year	5.37%	5.60%

Portfolio Composition3 (as a % of total investments)
Tax Obligation/Limited	20.9%
Health Care	19.4%
U.S. Guaranteed	17.1%
Tax Obligation/General	12.7%
Education and Civic Organizations	7.0%
Water and Sewer	5.3%
Housing/Single Family	4.3%
Other	13.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	19

Nuveen California Municipal Value Fund, Inc.
NCA	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.6% (3.5% of Total Investments)
$410	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB	$381,845
2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	Baa3	1,417,120
11,010	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BB+	6,826,420
13,420	Total Consumer Staples			8,625,385
	Education and Civic Organizations – 1.0% (1.0% of Total Investments)
140	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	131,600
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
95	5.000%, 11/01/21	11/15 at 100.00	A2	100,771
125	5.000%, 11/01/25	11/15 at 100.00	A2	129,020
700	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	N/R	679,511
1,500	California Statewide Community Development Authority, Certificates of Participation, San Diego Space and Science Foundation, Series 1996, 7.500%, 12/01/26	12/11 at 100.00	N/R	1,465,350
2,560	Total Education and Civic Organizations			2,506,252
	Health Care – 15.0% (14.9% of Total Investments)
310	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	297,042
5,365	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, Trust 3146, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	5,286,617
1,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	1,079,700
3,870	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	Baa2	3,643,528
560	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	533,238
3,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA+	3,051,330
1,460	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,478,849
2,710	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	2,841,029
1,890	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	1,797,125
1,615	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/22	12/15 at 100.00	BBB	1,497,832
1,525	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/3	12/17 at 100.00	BBB	1,681,404
2,940	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	2,999,065
2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	2,719,881

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	$1,737,278
3,000	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	3,053,940
1,000	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007, 5.250%, 7/01/37	9/17 at 100.00	N/R	934,340
1,730	West Contra Costa Healthcare District, California, Certificates of Participation, Series 2004, 5.375%, 7/01/21 – AMBAC Insured	7/14 at 100.00	A+	1,816,448
36,625	Total Health Care			36,448,646
	Housing/Multifamily – 1.8% (1.8% of Total Investments)
1,035	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–	1,015,014
2,400	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Harbor City Lights, Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)	1/12 at 100.00	N/R	2,148,168
1,315	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	1/12 at 100.00	N/R	1,265,359
4,750	Total Housing/Multifamily			4,428,541
	Housing/Single Family – 0.9% (0.9% of Total Investments)
195	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	Baa1	195,125
2,125	California State Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007, 5.000%, 12/01/42 (Alternative Minimum Tax)	12/16 at 100.00	AA	1,977,546
2,320	Total Housing/Single Family			2,172,671
	Long-Term Care – 4.5% (4.4% of Total Investments)
	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City, Series 2004:
1,850	5.400%, 8/15/24	8/14 at 100.00	A–	1,873,347
2,130	5.600%, 8/15/34	8/14 at 100.00	A–	2,116,325
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Health Facility Revenue Bonds, The Institute on Aging, Series 2008A, 5.650%, 8/15/38	8/18 at 100.00	A–	3,945,400
1,760	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	10/11 at 100.00	BBB	1,759,912
1,265	Riverside County Public Financing Authority, California, Certificates of Participation, Air Force Village West, Series 1999, 5.750%, 5/15/19	11/11 at 100.00	BB–	1,104,105
11,005	Total Long-Term Care			10,799,089
	Tax Obligation/General – 9.2% (9.1% of Total Investments)
500	California State, General Obligation Bonds, Series 2004, 5.000%, 2/01/20	2/14 at 100.00	A1	538,650
	California State, General Obligation Bonds, Various Purpose Series 2009:
2,500	6.000%, 4/01/38	No Opt. Call	A1	2,729,350
1,000	6.000%, 11/01/39	11/19 at 100.00	A1	1,095,410
2,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	2,083,320
1,500	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 – FGIC Insured	7/16 at 100.00	Aa2	1,612,020
2,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa1	2,190,880

Nuveen Investments	21

Nuveen California Municipal Value Fund, Inc. (continued)
NCA	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$270	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	$279,542
11,875	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 9/01/41	9/36 at 100.00	Aa1	4,329,031
1,320	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Series 2010B, 5.500%, 8/01/35	8/18 at 100.00	Aa3	1,382,080
20,860	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	5,954,487
43,825	Total Tax Obligation/General			22,194,770
	Tax Obligation/Limited – 27.7% (27.5% of Total Investments)
1,000	Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds, Artesia Redevelopment Project Area, Series 2007, 5.375%, 6/01/27	6/15 at 100.00	BBB+	899,120
	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003:
3,000	5.500%, 10/01/23 – RAAI Insured	10/13 at 100.00	N/R	2,652,540
1,000	5.625%, 10/01/33 – RAAI Insured	10/13 at 100.00	N/R	795,040
2,400	Calexico Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Central Business and Residential District Project, Series 2003C, 5.000%, 8/01/28 – AMBAC Insured	8/13 at 102.00	A–	2,189,856
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,050,340
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34	11/19 at 100.00	A2	2,174,680
340	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	336,478
1,005	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	870,250
370	Community Development Commission Of City of National City National City Redevelopment Project 2011 Tax Allocation Bonds, 6.500%, 8/01/24	8/21 at 100.00	A–	385,899
1,000	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2007A, 5.000%, 9/01/23 – AMBAC Insured	9/17 at 100.00	N/R	966,720
16,610	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AA+	15,789,300
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
150	5.000%, 9/01/26	9/16 at 100.00	N/R	142,407
355	5.125%, 9/01/36	9/16 at 100.00	N/R	318,840
2,500	Kern County Board of Education, California, Certificates of Participation, Series 2006A, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	A	2,350,350
615	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	554,687
2,750	Los Angeles County Schools, California, Certificates of Participation, Pooled Financing Program, Regionalized Business Services Corporation, Series 2003A, 5.000%, 9/01/28 – AGM Insured	9/13 at 100.00	AA+	2,786,768
1,570	Milpitas, California, Local Improvement District 20 Limited Obligation Bonds, Series 1998A, 5.650%, 9/02/13	3/12 at 103.00	N/R	1,633,930

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Modesto Schools Infrastructure Financing Agency, Stanislaus County, California, Special Tax Revenue Bonds, Series 2004:
$1,045	5.250%, 9/01/22 – AMBAC Insured	9/14 at 100.00	N/R	$1,003,660
1,145	5.250%, 9/01/23 – AMBAC Insured	9/14 at 100.00	N/R	1,085,403
1,255	5.250%, 9/01/24 – AMBAC Insured	9/14 at 100.00	N/R	1,174,090
140	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	146,100
420	Oakland Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Central District Redevelopment Project, Series 2003, 5.500%, 9/01/18 – FGIC Insured	3/13 at 100.00	A–	428,408
8,000	Palmdale Elementary School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 90-1, Series 1999, 5.800%, 8/01/29 – AGM Insured	2/12 at 100.00	AA+	8,007,920
440	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	446,349
290	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	254,365
80	Riverside County Redevelopment Agency, California, Jurupa Valley Project Area 2011 Tax Allocation Bonds Series B, 6.500%, 10/01/25	10/21 at 100.00	A–	82,988
5,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2004A, 5.000%, 10/01/37 – SYNCORA GTY Insured	10/14 at 100.00	A–	4,350,600
360	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	363,190
3,130	San Francisco Redevelopment Agency, California, Lease Revenue Bonds, Moscone Convention Center, Series 2004, 5.250%, 7/01/23 – AMBAC Insured	7/13 at 100.00	AA–	3,203,023
65	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	68,915
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
65	7.000%, 8/01/33	2/21 at 100.00	BBB	68,426
80	7.000%, 8/01/41	2/21 at 100.00	BBB	83,926
2,750	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	3/12 at 100.00	AA+	2,759,075
110	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	110,677
1,000	Simi Valley, California, Certificates of Participation, Series 2004, 5.000%, 9/01/24 – AMBAC Insured	9/14 at 100.00	A+	1,007,830
1,475	Tehachapi Redevelopment Agency, California, Tax Allocation Bonds, Series 2007, 5.250%, 12/01/37 – RAAI Insured	No Opt. Call	BBB	1,187,596
1,925	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 5.000%, 9/01/26 – FGIC Insured	9/16 at 100.00	N/R	1,743,415
2,500	Ventura County Superintendent of Schools, California, Certificates Participation, Series 2003, 5.000%, 12/01/27 – AMBAC Insured	12/11 at 100.00	AA–	2,519,050
960	Vista Joint Powers Financing Authority, California, Special Tax Lease Revenue Refunding Bonds, Community Facilities District 90-2, Series 1997A, 5.875%, 9/01/20	3/12 at 100.00	N/R	950,438
190	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	198,083
70,090	Total Tax Obligation/Limited			67,140,732

Nuveen Investments	23

Nuveen California Municipal Value Fund, Inc. (continued)
NCA	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 4.4% (4.4% of Total Investments)
$2,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)	4/16 at 100.00	AA	$2,584,100
5,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/27	1/14 at 101.00	BBB–	5,414,365
1,250	Fresno, California, Airport Revenue Bonds, Series 2000A, 5.500%, 7/01/30 – AGM Insured	1/12 at 100.00	AA+	1,250,738
215	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R	182,918
1,245	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International	11/11 at 100.00	A+	1,232,998
	Airport, Second Series 1999, Issue 23A, 5.000%, 5/01/30 – FGIC Insured (Alternative Minimum Tax)
10,710	Total Transportation			10,665,119
	U.S. Guaranteed – 18.0% (17.8% of Total Investments) (4)
5,010	Burbank Redevelopment Agency, California, Tax Allocation Bonds, Golden State Redevelopment Project, Series 2003, 5.750%, 12/01/33 (Pre-refunded 12/01/13) – FGIC Insured	12/13 at 100.00	N/R (4)	5,575,930
2,845	California State, General Obligation Bonds, Series 2004, 5.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	Aaa	3,200,824
2,065	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	2,821,492
1,565	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,694,832
5,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA	5,468,800
8,565	Palmdale, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1988A, 0.000%, 3/01/17 (ETM)	No Opt. Call	AAA	7,878,858
3,300	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded 7/01/12)	7/12 at 100.00	AA+ (4)	3,439,689
20,415	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home Mortgage Revenue Bonds, Series 1988A, 0.000%, 9/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	12,721,607
625	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA– (4)	772,238
49,390	Total U.S. Guaranteed			43,574,270
	Utilities – 7.5% (7.5% of Total Investments)
2,445	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18 (5)	12/11 at 100.00	N/R	2,221,014
1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	1,662,138
21,500	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B, 0.000%, 9/01/23	9/16 at 100.00	A	10,303,230
605	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	546,424
3,470	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	12/11 at 100.00	Baa3	3,497,760
29,820	Total Utilities			18,230,566

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 7.3% (7.2% of Total Investments)
$1,480	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AD, 5.000%, 12/01/22 – AGM Insured	6/15 at 100.00	AAA	$1,642,593
1,500	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	1,502,850
410	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	413,739
500	Los Angeles County Sanitation Districts Financing Authority, California, Senior Revenue Bonds, Capital Projects, Series 2003A, 5.000%, 10/01/23 – AGM Insured	10/13 at 100.00	AA+	536,025
5,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2007A-2, 5.000%, 7/01/44 – AMBAC Insured	7/17 at 100.00	AA	5,112,550
	Madera Irrigation District. California, Water Revenue Refunding Bonds, Series 2008:
1,850	5.500%, 1/01/33	1/18 at 100.00	A–	1,910,699
3,000	5.500%, 1/01/38	1/18 at 100.00	A–	3,068,910
3,500	Woodbridge Irrigation District, California, Certificates of Participation, Water Systems Project, Series 2003, 5.625%, 7/01/43	7/13 at 100.00	A+	3,476,579
17,240	Total Water and Sewer			17,663,945
$291,755	Total Investments (cost $239,971,951) – 100.9%			244,449,986
	Floating Rate Obligations – (1.8)%			(4,490,000)
	Other Assets Less Liabilities – 0.9%			2,294,215
	Net Assets – 100%			$242,254,201

(1)	All percentages in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

N/R	Not rated.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	25

Nuveen California Municipal Value Fund 2
NCB	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 4.2% (4.2% of Total Investments)
$3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	Baa3	$2,178,470
	Education and Civic Organizations – 9.5% (9.4% of Total Investments)
500	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/25	10/15 at 100.00	A3	509,025
2,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2009, 5.500%, 11/01/39	11/19 at 100.00	A2	2,060,140
1,965	California State Public Works Board, Lease Revenue Bonds, University of California Department of Education Riverside Campus Project, Series 2009B, 5.750%, 4/01/23	4/19 at 100.00	A2	2,167,002
150	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	N/R	145,610
4,615	Total Education and Civic Organizations			4,881,777
	Health Care – 24.2% (24.1% of Total Investments)
1,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Health Facility Revenue Bonds, Saint Rose Hospital, Series 2009A, 6.000%, 5/15/29	5/19 at 100.00	A–	1,040,510
1,900	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009A, 6.000%, 7/01/39	7/19 at 100.00	A	2,014,171
1,000	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 6.500%, 11/01/38	11/19 at 100.00	A	1,072,460
850	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	Baa2	800,258
1,400	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 – AGC Insured	3/18 at 100.00	AA+	1,385,076
	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006:
125	5.000%, 3/01/41	3/16 at 100.00	A+	117,664
2,000	5.250%, 3/01/45	3/16 at 100.00	A+	1,953,760
1,500	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2004D, 5.050%, 8/15/38 – AGM Insured	8/18 at 100.00	AA+	1,504,755
800	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.000%, 8/01/24	8/16 at 100.00	Baa3	777,504
850	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	765,638
725	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	679,970
380	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	377,237
12,530	Total Health Care			12,489,003
	Housing/Multifamily – 0.4% (0.4% of Total Investments)
230	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–	225,559
	Housing/Single Family – 11.1% (11.0% of Total Investments)
1,485	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L, 5.500%, 8/01/38	2/18 at 100.00	Baa1	1,392,009
2,500	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006K, 4.625%, 8/01/26 (Alternative Minimum Tax)	2/16 at 100.00	Baa1	2,278,025
2,000	California State Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007B, 5.150%, 12/01/27 (Alternative Minimum Tax)	12/16 at 100.00	AA	2,026,900
5,985	Total Housing/Single Family			5,696,934

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 1.7% (1.7% of Total Investments)
$900	California Enterprise Development Authority, Sewer Facilities Revenue, Anheuser-Busch Project, Senior Lien Series 2007, 5.300%, 9/01/47 (Alternative Minimum Tax)	9/12 at 100.00	A–	$895,698
	Long-Term Care – 2.1% (2.1% of Total Investments)
1,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	No Opt. Call	A–	1,076,570
	Materials – 1.1% (1.1% of Total Investments)
585	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	558,991
	Tax Obligation/General – 8.9% (8.8% of Total Investments)
2,000	California State, Various Purpose General Obligation Bonds, Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	A1	2,000,340
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation Bonds, Series 2009B, 0.000%, 5/01/34	5/24 at 100.00	AA	1,391,061
1,120	Oakland, California, General Obligation Bonds, Measure DD Series 2009B, 5.250%, 1/15/29 (4)	1/19 at 100.00	Aa2	1,180,413
5,220	Total Tax Obligation/General			4,571,814
	Tax Obligation/Limited – 16.0% (15.8% of Total Investments)
500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A2	529,840
1,000	City and County of San Francisco, California, Redevelopment Financing Authority, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 2009B, 6.625%, 8/01/39	8/19 at 100.00	A1	1,053,660
	Community Development Commission Of City of National City, California, National City Redevelopment Project 2011 Tax Allocation Bonds:
1,135	5.000%, 8/01/16	No Opt. Call	A–	1,184,134
80	6.500%, 8/01/24	8/21 at 100.00	A–	83,438
1,000	Lancaster Redevelopment Agency, California, Combined Project Areas Housing Programs, Tax Allocation Bonds, Series 2009, 6.875%, 8/01/39	8/19 at 100.00	BBB+	1,014,460
30	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	31,307
95	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	96,371
15	Riverside County Redevelopment Agency, California, Jurupa Valley Project Area 2011 Tax Allocation Bonds Series B, 6.500%, 10/01/25	10/21 at 100.00	A–	15,560
1,500	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.250%, 4/01/31	4/19 at 100.00	AA–	1,554,480
15	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	15,903
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
15	7.000%, 8/01/33	2/21 at 100.00	BBB	15,791
15	7.000%, 8/01/41	2/21 at 100.00	BBB	15,736
25	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	25,154
500	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Junior Lien Refunding Series 2003, 6.250%, 10/01/28	10/13 at 102.00	N/R	490,210
2,000	Westlake Village, California, Certificates of Participation, Financing Project, Series 2009, 5.000%, 6/01/39	6/16 at 100.00	AA+	2,046,920
40	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	41,930
7,965	Total Tax Obligation/Limited			8,214,894
	Transportation – 2.0% (2.0% of Total Investments)
1,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2002, Issue 32G, 5.000%, 5/01/24 – FGIC Insured	5/16 at 100.00	A+	1,051,920

Nuveen Investments	27

Nuveen California Municipal Value Fund 2 (continued)
NCB	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 13.9% (13.8% of Total Investments)
$1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	$1,061,890
2,495	Roseville Natural Gas Financing Authority, California, Gas Revenue Bonds, Series 2007, 5.000%, 2/15/17	No Opt. Call	A	2,582,475
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 11/01/24	No Opt. Call	Baa1	2,403,408
1,000	Tuolumne Wind Project Authority, California, Revenue Bonds, Tuolumne Company Project, Series 2009A, 5.625%, 1/01/29	1/19 at 100.00	A+	1,093,040
6,895	Total Utilities			7,140,813
	Water and Sewer – 5.7% (5.6% of Total Investments)
2,000	Orange County Sanitation District, California, Certificates of Participation, Series 2009, Trust 3020 17.315%, 2/01/35 (IF)	2/19 at 100.00	AAA	2,396,160
500	Western Riverside Water & Wastewater Financing Authority, California, Revenue Bonds, Western Municipal Water District, Series 2009, 5.625%, 9/01/39 – AGC Insured	8/19 at 100.00	AA+	527,984
2,500	Total Water and Sewer			2,924,144
$52,925	Total Investments (cost $47,161,853) – 100.8% (5)			51,906,587
	Other Assets Less Liabilities – (0.8)%			(400,921)
	Net Assets Applicable to Common Shares – 100%			$51,505,666

Investments in Derivatives:

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized	)	Fixed Rate Payment Frequency	Effective Date (6)	Termination Date	Unrealized Appreciation (Depreciation	)
Barclays Bank PLC	$2,000,000	Receive	3-Month USD-LIBOR	4.746%		Semi-Annually	3/30/12	3/30/35	$(493,503)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledge to collateralized the net payment obligations for investments in derivatives.
(5)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation ) of derivative investments as listed within Investments in Derivatives.
(6)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
N/R	Not rated.
(IF)	Inverse floating rate investment.
USD-LIBOR	United States Dollar-London Interbank Offered Rate.

See accompanying notes to financial statements.

28	Nuveen Investments

Nuveen California Performance Plus Municipal Fund, Inc.
NCP	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.5% (3.9% of Total Investments)
$485	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB	$451,695
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	Baa3	2,125,680
12,135	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BB+	7,523,943
15,620	Total Consumer Staples			10,101,318
	Education and Civic Organizations – 11.4% (8.0% of Total Investments)
160	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	150,400
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
110	5.000%, 11/01/21	11/15 at 100.00	A2	116,683
150	5.000%, 11/01/25	11/15 at 100.00	A2	154,824
4,730	California Infrastructure Economic Development Bank, Revenue Bonds, J. David Gladstone Institutes, Series 2001, 5.500%, 10/01/21	10/11 at 101.00	A–	4,784,111
2,645	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.061%, 3/01/33 (IF)	3/18 at 100.00	Aa2	2,773,177
4,730	California State University, Systemwide Revenue Bonds, Series 2002A, 5.000%, 11/01/19 – AMBAC Insured	11/12 at 100.00	Aa2	4,940,201
3,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.000%, 11/01/26 – AMBAC Insured	11/11 at 101.00	BBB	2,955,930
4,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	3,398,560
1,655	University of California, General Revenue Bonds, Series 2003A, 5.125%, 5/15/17 – AMBAC Insured (UB)	5/13 at 100.00	AA1	1,772,952
21,180	Total Education and Civic Organizations			21,046,838
	Health Care – 19.7% (13.8% of Total Investments)
7,885	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA+	7,734,239
375	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	359,325
2,320	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	2,286,105
1,200	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	1,295,640
1,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa1	992,950
1,650	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	Baa2	1,405,190
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
4,000	5.250%, 7/01/24	7/15 at 100.00	BBB	3,693,360
1,000	5.250%, 7/01/30	7/15 at 100.00	BBB	848,890
1,755	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,777,657
1,355	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	1,420,514
4,045	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43 (UB)	11/15 at 100.00	AA–	3,846,229
895	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.324%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+	914,726

Nuveen Investments	29

Nuveen California Performance Plus Municipal Fund, Inc. (continued)
NCP	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/23	12/15 at 100.00	BBB	$913,220
1,750	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,929,480
2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	2,719,881
1,600	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	Aa2	1,612,576
2,350	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	2,491,376
37,080	Total Health Care			36,241,358
	Housing/Multifamily – 3.6% (2.5% of Total Investments)
1,145	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–	1,122,890
1,500	California Statewide Community Development Authority, Student Housing Revenue Bonds, EAH – Irvine East Campus Apartments, LLC Project, Series 2002A, 5.500%, 8/01/22 – ACA Insured	8/12 at 100.00	Baa1	1,506,165
3,915	Los Angeles, California, GNMA Collateralized Multifamily Housing Revenue Bonds, Ridgecroft Apartments, Series 1997E, 6.250%, 9/20/39 (Alternative Minimum Tax)	9/11 at 100.00	AA+	3,914,804
6,560	Total Housing/Multifamily			6,543,859
	Housing/Single Family – 1.2% (0.9% of Total Investments)
230	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	Baa1	230,147
2,070	California State Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007B, 5.200%, 12/01/32 (Alternative Minimum Tax)	12/16 at 100.00	AA	2,034,562
2,300	Total Housing/Single Family			2,264,709
	Long-Term Care – 4.0% (2.8% of Total Investments)
3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	A–	3,016,740
4,500	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center Project, Series 2007, 5.250%, 12/01/27	12/17 at 100.00	Baa1	4,332,960
7,500	Total Long-Term Care			7,349,700
	Tax Obligation/General – 18.9% (13.3% of Total Investments)
500	California State, General Obligation Bonds, Series 2004, 5.000%, 2/01/23	2/14 at 100.00	A1	527,560
5,750	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	6,298,608
3,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	A1	3,390,690
3,550	Centinela Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2002A, 5.250%, 2/01/26 – NPFG Insured	No Opt. Call	A+	3,808,547
1,400	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California, General Obligation Bonds, Series 2006C, Trust 2972, 5.000%, 8/01/24 – AGM Insured (UB)	8/14 at 102.00	AA+	1,557,640
3,200	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 4.500%, 9/01/30 – AGM Insured	9/17 at 100.00	AA+	3,189,888
4,765	North Orange County Community College District, California, General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	Aa1	1,942,738
2,575	Oxnard School District, Ventura County, California, General Obligation Refunding Bonds, Series 2001A, 5.750%, 8/01/30 – NPFG Insured	2/22 at 103.00	A+	2,777,498
	Riverside Community College District, California, General Obligation Bonds, Series 2004A:
15	5.250%, 8/01/25 – NPFG Insured	8/14 at 100.00	AA	16,421
20	5.250%, 8/01/26 – NPFG Insured	8/14 at 100.00	AA	21,374
325	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	336,486
4,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2003E, 5.250%, 7/01/22 – AGM Insured	7/13 at 101.00	AA+	4,369,240

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,850	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 3646, 17.740%, 8/01/17 (IF)	No Opt. Call	AA+	$2,283,270
2,200	Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo Counties, California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 – AGM Insured	No Opt. Call	Aa3	2,805,616
1,440	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/24 – NPFG Insured	8/15 at 102.00	AA–	1,548,245
34,590	Total Tax Obligation/General			34,873,821
	Tax Obligation/Limited – 38.1% (26.7% of Total Investments)
5,045	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2002A, 5.250%, 3/01/22 – AMBAC Insured	3/12 at 100.00	A2	5,078,347
1,575	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2003D, 5.500%, 6/01/20	12/13 at 100.00	A2	1,675,296
3,010	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/19	6/14 at 100.00	A2	3,270,184
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	3,151,020
1,295	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	Aa3	1,445,699
400	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	395,856
1,210	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	1,047,763
2,000	Coachella Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2007, 5.000%, 9/01/31 – AMBAC Insured	9/16 at 100.00	N/R	1,688,600
400	Community Development Commission Of City of National City, California, National City Redevelopment Project 2011 Tax Allocation Bonds, 6.500%, 8/01/24	8/21 at 100.00	A–	417,188
2,500	Corona Public Financing Authority, California, Superior Lien Revenue Bonds, Series 1999A, 5.000%, 9/01/20 – AGM Insured	3/11 at 101.00	AA+	2,549,150
1,045	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	A–	949,184
1,750	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/25 – SYNCORA GTY Insured	9/15 at 100.00	BBB–	1,601,320
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
185	5.000%, 9/01/26	9/16 at 100.00	N/R	175,635
425	5.125%, 9/01/36	9/16 at 100.00	N/R	381,710
730	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	658,409
10,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2006B, 5.000%, 9/01/31 – FGIC Insured	9/16 at 100.00	BBB	9,306,300
4,000	Los Angeles, California, Municipal Improvement Corporation, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	3,828,920
1,625	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 6.750%, 9/01/26	9/21 at 100.00	A–	1,714,408
1,395	Moreno Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2005, 5.000%, 3/01/22 – AGM Insured	3/14 at 100.00	AA+	1,450,856
3,500	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	A–	3,046,680
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Refunding, School District Pass-Through, Series 2004, 5.000%, 3/01/32 – RAAI Insured	3/14 at 100.00	N/R	862,850
2,500	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010, 5.875%, 3/01/32	3/20 at 100.00	A	2,495,575
150	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	156,536

Nuveen Investments	31

Nuveen California Performance Plus Municipal Fund, Inc. (continued)
NCP	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Paramount Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2003, 5.000%, 8/01/23 – NPFG Insured	8/13 at 100.00	A–	$971,030
480	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	486,926
350	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	306,992
1,500	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2005A, 5.000%, 10/01/37 – SYNCORA GTY Insured	10/15 at 100.00	BBB	1,235,235
85	Riverside County Redevelopment Agency, California, Jurupa Valley Project Area 2011 Tax Allocation Bonds Series B, 6.500%, 10/01/25	10/21 at 100.00	A–	88,175
1,445	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2010A, 6.000%, 10/01/39	10/20 at 100.00	A–	1,447,919
	Rohnert Park Community Development Commission, California, Redevelopment Project Tax Allocation Bonds, Series 2007R:
290	5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	BBB	321,337
710	5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	A–	618,041
435	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	438,854
1,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	A1	1,087,680
70	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	74,216
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
70	7.000%, 8/01/33	2/21 at 100.00	BBB	73,690
85	7.000%, 8/01/41	2/21 at 100.00	BBB	89,172
5,000	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 2 and 3, Series 2005C, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	A–	4,386,300
	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 2003:
2,695	5.000%, 6/01/20 – NPFG Insured	6/13 at 100.00	A	2,731,032
1,500	5.000%, 6/01/21 – NPFG Insured	6/13 at 100.00	A	1,515,255
120	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	120,738
	Sweetwater Union High School District, San Diego County, California, Certificates of Participation, Series 2002:
2,000	5.000%, 9/01/23 – AGM Insured	9/12 at 102.00	AA+	2,048,620
4,015	5.000%, 9/01/24 – AGM Insured	9/12 at 102.00	AA+	4,089,117
400	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33	12/21 at 100.00	A	427,092
205	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	214,893
72,195	Total Tax Obligation/Limited			70,119,800
	Transportation – 5.4% (3.8% of Total Investments)
1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, Trust 1058, 5.000%, 4/01/31 (UB)	4/16 at 100.00	AA	1,478,105
1,890	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2008, Trust 3211, 13.398%, 10/01/32 (IF)	4/18 at 100.00	AA	2,252,143
6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/29	1/14 at 101.00	BBB–	6,236,685
9,820	Total Transportation			9,966,933

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 14.6% (10.2% of Total Investments) (4)
$5,360	California Infrastructure Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/23 – AGM Insured (ETM)	No Opt. Call	Aaa	$6,709,541
400	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	Aaa	453,912
4,000	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	5,465,360
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	3,328,380
4,770	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2004C, 5.250%, 7/01/20 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA (4)	5,421,821
4,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded 7/01/12)	7/12 at 100.00	AA+ (4)	4,169,320
750	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA– (4)	926,685
345	University of California, General Revenue Bonds, 2003A, 5.125%, 5/15/17 (Pre-refunded 5/5/13) – AMBAC Insured (UB)	5/13 at 100.00	Aa1 (4)	372,655
22,625	Total U.S. Guaranteed			26,847,674
	Utilities – 10.6% (7.4% of Total Investments)
4,210	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18 (5)	12/11 at 100.00	N/R	3,824,322
2,140	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	1,976,097
725	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 – NPFG Insured	7/13 at 100.00	AA–	769,211
500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AA+	514,265
715	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	645,774
10,450	Orange County Public Financing Authority, California, Waste Management System Revenue Refunding Bonds, Series 1997, 5.250%, 12/01/13 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A1	11,261,439
500	Sacramento Municipal Utility District, California, Electric Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/22 – AGM Insured	8/12 at 100.00	AA+	517,055
19,240	Total Utilities			19,508,163
	Water and Sewer – 9.6% (6.7% of Total Investments)
1,000	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	10/13 at 100.00	AA+	1,031,140
2,500	Central Basin Municipal Water District, California, Certificates of Participation, Tender Option Bond Trust 3152, 17.610%, 8/01/33 – AGC Insured (IF)	2/20 at 100.00	AAA	2,716,600
1,950	East Valley Water District Financing Authority, California, Refunding Revenue Bonds, Series 2010, 5.000%, 10/01/40	10/20 at 100.00	AA–	1,973,342
2,500	El Centro Financing Authority, California, Water Revenue Bonds, Series 2006A, 4.750%, 10/01/31 – AGM Insured	10/16 at 100.00	AA+	2,520,675
2,500	Pajaro Valley Water Management Agency, California, Revenue Certificates of Participation, Series 1999A, 5.750%, 3/01/29 – AMBAC Insured	3/12 at 100.00	BBB	2,384,200
4,585	Santa Maria, California, Subordinate Water and Wastewater Revenue Certificates of Participation, Series 1997A, 5.550%, 8/01/27 – AMBAC Insured	8/12 at 101.00	N/R	4,452,769

Nuveen Investments	33

Nuveen California Performance Plus Municipal Fund, Inc. (continued)
NCP	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,700	South Gate Utility Authority, California, Subordinate Revenue Bonds, Water and Sewer System Projects, Series 2001, 5.000%, 10/01/22 – FGIC Insured	10/11 at 102.00	BBB	$1,661,478
945	Woodbridge Irrigation District, California, Certificates of Participation, Water Systems Project, Series 2003, 5.625%, 7/01/43	7/13 at 100.00	A+	938,677
17,680	Total Water and Sewer			17,678,881
$266,390	Total Investments (cost $262,191,497) – 142.6%			262,543,054
	Floating Rate Obligations – (4.2)%			(7,680,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (44.0)% (6)			(81,000,000)
	Other Assets Less Liabilities – 5.6%			10,210,241
	Net Assets Applicable to Common Shares – 100%			$184,073,295

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.9%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

34	Nuveen Investments

Nuveen California Municipal Market Opportunity Fund, Inc.
NCO	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.8% (4.1% of Total Investments)
$315	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB	$293,369
2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	Baa3	1,417,120
8,090	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BB+	5,015,961
10,405	Total Consumer Staples			6,726,450
	Education and Civic Organizations – 6.4% (4.5% of Total Investments)
100	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	94,000
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
70	5.000%, 11/01/21	11/15 at 100.00	A2	74,253
95	5.000%, 11/01/25	11/15 at 100.00	A2	98,055
1,000	California Infrastructure Economic Development Bond Bank, Revenue Bonds, Scripps Research Institute, Series 2005A, 5.000%, 7/01/24	7/15 at 100.00	Aa2	1,043,290
1,680	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.061%, 3/01/33 (IF)	3/18 at 100.00	Aa2	1,761,413
260	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41 (WI/DD, Settling 9/08/11)	12/21 at 100.00	Aa2	261,352
450	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	N/R	436,829
2,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.250%, 11/01/30 – AMBAC Insured	11/11 at 101.00	BBB	1,936,460
2,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	1,699,280
7,655	Total Education and Civic Organizations			7,404,932
	Health Care – 24.6% (17.4% of Total Investments)
5,260	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA+	5,159,428
240	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	229,968
755	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	743,969
5,305	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	5,227,494
1,060	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	Baa2	902,728
1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007A, 5.000%, 10/01/37	10/17 at 100.00	A–	943,000
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,500	5.250%, 7/01/24	7/15 at 100.00	BBB	1,385,010
1,000	5.250%, 7/01/30	7/15 at 100.00	BBB	848,890
135	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	136,743
675	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	707,636
2,585	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	2,457,973
569	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.324%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+	581,541

Nuveen Investments	35

Nuveen California Municipal Market Opportunity Fund, Inc. (continued)
NCO	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/23	12/15 at 100.00	BBB	$913,220
1,150	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,267,944
2,205	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A	2,066,680
1,800	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	1,688,202
1,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa1	879,420
1,200	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	1,191,276
1,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	Aa2	1,007,860
29,439	Total Health Care			28,338,982
	Housing/Multifamily – 0.6% (0.4% of Total Investments)
695	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–	681,580
	Housing/Single Family – 3.1% (2.2% of Total Investments)
150	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	Baa1	150,096
	California State Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007B:
1,420	5.150%, 12/01/27 (Alternative Minimum Tax)	12/16 at 100.00	AA	1,439,099
2,000	5.200%, 12/01/32 (Alternative Minimum Tax)	12/16 at 100.00	AA	1,965,760
3,570	Total Housing/Single Family			3,554,955
	Long-Term Care – 5.9% (4.2% of Total Investments)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	A–	4,022,320
2,900	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center Project, Series 2007, 5.250%, 12/01/27	12/17 at 100.00	Baa1	2,792,352
6,900	Total Long-Term Care			6,814,672
	Tax Obligation/General – 18.5% (13.1% of Total Investments)
4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/25 – AGM Insured	No Opt. Call	AA+	1,848,454
2,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	2,190,820
1,350	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/30 – FGIC Insured	8/15 at 100.00	A1	1,377,581
2,150	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/24 – AGM Insured (UB)	8/14 at 102.00	AA+	2,392,090
4,100	Monrovia Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	A+	1,551,358
2,500	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Series 2002, 5.250%, 8/01/21 – FGIC Insured	8/12 at 100.00	A2	2,539,650
840	Pomona Unified School District, Los Angeles County, California, General Obligation Refunding Bonds, Series 1997A, 6.150%, 8/01/15 – NPFG Insured	2/12 at 103.00	A	882,874
25	Riverside Community College District, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/24 – NPFG Insured	8/14 at 100.00	AA	27,436
210	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	217,421
4,970	San Rafael City High School District, Marin County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA+	1,994,312
4,175	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Series 2004, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa2	1,901,462

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$9,850	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA+	$2,706,682
5,750	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	1,641,338
42,045	Total Tax Obligation/General			21,271,478
	Tax Obligation/Limited – 25.5% (18.0% of Total Investments)
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/19	6/14 at 100.00	A2	2,172,880
260	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	257,306
770	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	666,758
245	Community Development Commission Of City of National City, California, National City Redevelopment Project 2011 Tax Allocation Bonds, 6.500%, 8/01/24	8/21 at 100.00	A–	255,528
1,035	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	A–	940,101
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
120	5.000%, 9/01/26	9/16 at 100.00	N/R	113,926
275	5.125%, 9/01/36	9/16 at 100.00	N/R	246,989
470	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	423,907
	Modesto Schools Infrastructure Financing Agency, Stanislaus County, California, Special Tax Revenue Bonds, Series 2004:
1,375	5.250%, 9/01/25 – AMBAC Insured	9/14 at 100.00	N/R	1,272,109
1,500	5.250%, 9/01/26 – AMBAC Insured	9/14 at 100.00	N/R	1,367,595
90	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	93,921
10,900	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	Baa1	12,826,028
1,000	Ontario, California, Special Tax Bonds, Community Facilities District 5, Freeway Interchange Project, Series 1997, 6.375%, 9/01/17	3/12 at 100.00	N/R	1,011,840
1,065	Panama-Buena Vista Union School District, California, Certificates of Participation, School Construction Project, Series 2006, 5.000%, 9/01/22 – NPFG Insured	9/16 at 100.00	A1	1,124,683
295	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	299,257
225	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	197,352
55	Riverside County Redevelopment Agency, California, Jurupa Valley Project Area 2011 Tax Allocation Bonds Series B, 6.500%, 10/01/25	10/21 at 100.00	A–	57,054
1,440	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2010A, 6.000%, 10/01/39	10/20 at 100.00	A–	1,442,909
280	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	282,481
2,500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A1	2,719,200
45	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	47,710
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
45	7.000%, 8/01/33	2/21 at 100.00	BBB	47,372
55	7.000%, 8/01/41	2/21 at 100.00	BBB	57,699
1,200	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	3/12 at 100.00	AA+	1,203,960

Nuveen Investments	37

Nuveen California Municipal Market Opportunity Fund, Inc. (continued)
NCO	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$70	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	$70,431
125	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	131,033
27,440	Total Tax Obligation/Limited			29,330,029
	Transportation – 6.9% (4.9% of Total Investments)
1,355	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, Trust 3211, 13.398%, 10/01/32 (IF)	4/18 at 100.00	AA	1,614,632
4,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/29	1/14 at 101.00	BBB–	3,837,960
2,465	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 2000A, 6.125%, 1/01/27 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+	2,468,057
7,820	Total Transportation			7,920,649
	U.S. Guaranteed – 13.4% (9.5% of Total Investments) (4)
2,700	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	2,815,776
25	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2001W, 5.500%, 12/01/15 (Pre-refunded 12/01/11)	12/11 at 100.00	AAA	25,336
10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2002X, 5.500%, 12/01/17 – FGIC Insured (ETM)	No Opt. Call	AAA	12,820
2,100	California State, General Obligation Bonds, Series 2004, 5.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	Aaa	2,362,647
1,250	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,353,700
875	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured (ETM)	8/13 at 100.00	AAA	979,256
3,810	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	Aaa	5,090,731
1,875	Riverside Community College District, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/24 (Pre-refunded 8/01/14) – NPFG Insured	8/14 at 100.00	AA (4)	2,138,138
485	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA– (4)	599,256
13,130	Total U.S. Guaranteed			15,377,660
	Utilities – 5.1% (3.6% of Total Investments)
2,815	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18 (5)	12/11 at 100.00	N/R	2,557,118
1,365	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	1,260,455
455	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	410,947
1,500	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	No Opt. Call	AA–	1,596,030
6,135	Total Utilities			5,824,550
	Water and Sewer – 25.5% (18.1% of Total Investments)
1,020	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2002X, 5.500%, 12/01/17 – FGIC Insured	No Opt. Call	AAA	1,277,520
2,500	El Centro Financing Authority, California, Water Revenue Bonds, Series 2006A, 4.750%, 10/01/31 – AGM Insured	10/16 at 100.00	AA+	2,520,676
750	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA+	755,821

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,540	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.250%, 7/01/39	1/21 at 100.00	AA	$2,745,055
3,380	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 11738, Series 2009, 17.468%, 8/01/29 (IF)	2/19 at 100.00	AAA	4,049,511
3,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	9/16 at 100.00	N/R	2,973,741
350	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AA	364,141
2,630	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A, 5.250%, 5/15/27	5/20 at 100.00	Aa3	2,909,228
2,000	San Francisco City and County Public Utilities Commission, California, Clean Water Revenue Refunding Bonds, Series 2003A, 5.250%, 10/01/20 – NPFG Insured	4/13 at 100.00	AA–	2,114,301
10,000	Santa Maria, California, Subordinate Water and Wastewater Revenue Certificates of Participation, Series 1997A, 5.550%, 8/01/27 – AMBAC Insured	8/12 at 101.00	N/R	9,711,600
28,670	Total Water and Sewer			29,421,594
$183,904	Total Investments (cost $162,455,676) – 141.3%			162,667,521
	Floating Rate Obligations – (3.7)%			(4,285,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (43.3)% (6)			(49,800,000)
	Other Assets Less Liabilities – 5.7%			6,541,591
	Net Assets Applicable to Common Shares – 100%			$115,124,112

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)
This debt has been restructured to accommodate capital maintenance at the facility. Major highlights of the debt restructuring include the following: (1) the principal balance outstanding on and after December 1, 2007, shall accrue interest at a rate of 6.500% per annum commencing December 1, 2007; (2) the interest shall accrue but not be payable on June 1, 2008 or December 1, 2008, but shall instead be deferred and paid by the end of calendar year 2011; (3) no principal component shall be pre-payable from the Minimum Sinking Fund Account during calendar years 2008 and 2009 but such pre-payments shall recommence beginning in calendar year 2010 according to a revised schedule. Management believes that the restructuring is in the best interest of Fund shareholders and that it is more-likely-than-not that the borrower will fulfill its obligation. Consequently, the Fund continues to accrue interest on this obligation.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.6%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	39

Nuveen California Investment Quality Municipal Fund, Inc.
NQC	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.6% (3.7% of Total Investments)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005:
$515	4.250%, 6/01/21	6/15 at 100.00	BBB	$479,635
3,500	5.250%, 6/01/45	6/15 at 100.00	BBB–	2,177,280
2,150	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	Baa3	1,523,404
6,740	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BB+	4,178,935
3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.375%, 6/01/38	6/15 at 100.00	Baa3	2,378,600
16,405	Total Consumer Staples			10,737,854
	Education and Civic Organizations – 18.5% (12.2% of Total Investments)
3,000	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3	2,563,680
2,000	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/27 – NPFG Insured	10/15 at 100.00	Aa3	2,071,160
1,575	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2010, 5.000%, 2/01/40	2/20 at 100.00	Aa3	1,619,053
170	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	159,800
930	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2000, 5.750%, 11/01/30 – NPFG Insured	11/11 at 100.00	A2	930,818
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
120	5.000%, 11/01/21	11/15 at 100.00	A2	127,290
160	5.000%, 11/01/25	11/15 at 100.00	A2	165,146
3,000	California Infrastructure Economic Development Bank, Revenue Bonds, J. David Gladstone Institutes, Series 2001, 5.250%, 10/01/34	10/11 at 101.00	A–	3,001,110
6,000	California State Public Works Board, Lease Revenue Bonds, California State University Projects, Series 1997C, 5.400%, 10/01/22	10/11 at 100.00	Aa3	6,015,780
2,798	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.061%, 3/01/33 (IF)	3/18 at 100.00	Aa2	2,933,591
	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001:
3,000	5.000%, 11/01/26 – AMBAC Insured	11/11 at 101.00	BBB	2,955,930
2,500	5.250%, 11/01/30 – AMBAC Insured	11/11 at 101.00	BBB	2,420,575
	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A:
3,650	5.125%, 5/15/16 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	3,914,625
2,485	5.125%, 5/15/17 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	2,662,106
1,060	5.000%, 5/15/24 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	1,122,678
3,000	5.000%, 5/15/33 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	3,021,480
35,448	Total Education and Civic Organizations			35,684,822
	Health Care – 19.3% (12.8% of Total Investments)
3,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2004G, 5.250%, 7/01/23	7/14 at 100.00	A	3,091,230
3,260	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA+	3,197,669
390	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	373,698
7,765	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	7,651,553
1,270	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	1,371,219

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
$2,950	5.250%, 2/01/27	2/17 at 100.00	Baa2	$2,777,366
1,750	5.250%, 2/01/46	2/17 at 100.00	Baa2	1,490,353
3,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/24	7/15 at 100.00	BBB	2,770,020
2,355	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.250%, 3/01/45	3/16 at 100.00	A+	2,300,552
1,840	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,863,754
770	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	732,162
948	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.324%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+	968,383
1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/23	12/15 at 100.00	BBB	913,220
1,785	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,968,070
3,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	3,048,143
2,575	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	2,729,912
37,908	Total Health Care			37,247,304
	Housing/Multifamily – 0.6% (0.4% of Total Investments)
1,245	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–	1,220,959
	Housing/Single Family – 0.8% (0.5% of Total Investments)
240	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	Baa1	240,154
1,245	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006K, 5.500%, 2/01/42 (Alternative Minimum Tax)	2/16 at 100.00	Baa1	1,244,203
1,485	Total Housing/Single Family			1,484,357
	Long-Term Care – 3.2% (2.1% of Total Investments)
4,750	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center Project, Series 2007, 5.375%, 12/01/37	12/17 at 100.00	Baa1	4,406,813
1,730	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	10/11 at 100.00	BBB	1,729,914
6,480	Total Long-Term Care			6,136,727
	Tax Obligation/General – 23.9% (15.8% of Total Investments)
	California State, General Obligation Bonds, Various Purpose Series 2009:
15,445	6.000%, 11/01/39	11/19 at 100.00	A1	16,918,606
1,505	5.500%, 11/01/39	11/19 at 100.00	A1	1,565,576
5,100	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	5,312,466
3,250	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa1	3,560,180
20	Riverside Community College District, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/21 – NPFG Insured	8/14 at 100.00	AA	22,187
345	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	357,192
2,500	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/41	8/21 at 100.00	AA+	2,616,325
3,500	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2003E, 5.250%, 7/01/24 – AGM Insured	7/13 at 101.00	AA+	3,823,085

Nuveen Investments	41

Nuveen California Investment Quality Municipal Fund, Inc. (continued)
NQC	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$41,725	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	$11,910,401
73,390	Total Tax Obligation/General			46,086,018
	Tax Obligation/Limited – 39.5% (26.1% of Total Investments)
3,000	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/20	6/14 at 100.00	A2	3,240,120
3,000	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Hospital Addition, Series 2001A, 5.000%, 12/01/21 – AMBAC Insured	12/11 at 102.00	A2	3,068,040
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,050,340
1,390	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	Aa3	1,551,754
425	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	420,597
440	Community Development Commission Of City of National City, California, National City Redevelopment Project 2011 Tax Allocation Bonds, 6.500%, 8/01/24	8/21 at 100.00	A–	458,907
1,595	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2003A, 5.375%, 9/01/25 – AMBAC Insured	9/12 at 100.00	A+	1,598,605
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, Trust 2215-1:
1,175	13.631%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	731,696
825	13.631%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	440,022
1,770	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.000%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	A–	1,656,348
3,840	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BBB–	3,108,941
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
195	5.000%, 9/01/26	9/16 at 100.00	N/R	185,129
445	5.125%, 9/01/36	9/16 at 100.00	N/R	399,672
770	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	694,486
10,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2006B, 5.000%, 9/01/31 – FGIC Insured	9/16 at 100.00	BBB	9,306,300
4,130	Manteca Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 89-2, Series 2001C, 5.000%, 9/01/23 – NPFG Insured	9/12 at 100.00	Baa1	4,241,717
	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010:
1,000	5.875%, 3/01/32	3/20 at 100.00	A	998,230
1,500	6.000%, 3/01/36	3/20 at 100.00	A	1,507,920
160	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	166,971
3,890	Ontario Redevelopment Financing Authority, California, Lease Revenue Bonds, Capital Projects, Series 2001, 5.000%, 8/01/21 – AMBAC Insured	8/12 at 100.50	AA–	3,941,698
3,600	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	Baa1	4,236,120
1,685	Ontario, California, Special Tax Bonds, Community Facilities District 5, Freeway Interchange Project, Series 1997, 6.375%, 9/01/17	3/12 at 100.00	N/R	1,704,950
1,500	Orange County, California, Special Tax Bonds, Community Facilities District 03-1 of Ladera Ranch, Series 2004A, 5.625%, 8/15/34	8/12 at 101.00	N/R	1,484,700
1,000	Paramount Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2003, 5.000%, 8/01/23 – NPFG Insured	8/13 at 100.00	A–	971,030
525	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	532,576
370	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	324,534
95	Riverside County Redevelopment Agency, California, Jurupa Valley Project Area 2011 Tax Allocation Bonds Series B, 6.500%, 10/01/25	10/21 at 100.00	A–	98,548

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Rohnert Park Community Development Commission, California, Redevelopment Project Tax Allocation Bonds, Series 2007R:
$585	5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	BBB	$648,215
1,415	5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	A–	1,231,729
460	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	464,076
4,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A1	4,350,720
80	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	84,818
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
75	7.000%, 8/01/33	2/21 at 100.00	BBB	78,953
95	7.000%, 8/01/41	2/21 at 100.00	BBB	99,663
2,000	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Civic Center Project, Series 2002B, 5.250%, 6/01/19 – AMBAC Insured	6/12 at 100.00	AA+	2,055,120
3,535	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	3/12 at 100.00	AA+	3,546,666
6,000	San Ramon Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2006A, 5.000%, 2/01/38 – AMBAC Insured	2/16 at 100.00	A–	5,202,360
2,840	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 2003, 5.000%, 6/01/23 – NPFG Insured	6/13 at 100.00	A	2,849,457
5,250	Santa Cruz County Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Live Oak and Soquel Community Improvement Projects, Series 2000, 5.250%, 9/01/25 – AMBAC Insured	3/12 at 101.00	A	5,168,258
130	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	130,800
600	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33	12/21 at 100.00	A	640,638
1,265	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	1,271,995
225	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	234,572
77,880	Total Tax Obligation/Limited			76,177,991
	Transportation – 11.9% (7.9% of Total Investments)
13,000	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29 – NPFG Insured	10/11 at 100.00	A	12,968,800
2,080	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)	4/16 at 100.00	AA	2,149,971
1,325	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2008, Trust 3211, 13.398%, 10/01/32 (IF)	4/18 at 100.00	AA	1,578,883
6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/29	1/14 at 101.00	BBB–	6,236,685
22,905	Total Transportation			22,934,339
	U.S. Guaranteed – 11.1% (7.3% of Total Investments) (4)
3,500	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	3,650,080
3,145	California State, General Obligation Bonds, Series 2004, 5.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	Aaa	3,538,345
960	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	Aaa	1,089,389
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.850%, 12/15/32 (Pre-refunded 12/15/13)	12/13 at 102.00	N/R (4)	2,280,360
1,500	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2004C, 5.250%, 7/01/19 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA (4)	1,704,975
2,285	Moreno Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/24 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 100.00	AA+ (4)	2,610,681
4,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.375%, 7/01/36 (Pre-refunded 7/01/12)	7/12 at 100.00	AA+ (4)	4,169,320

Nuveen Investments	43

Nuveen California Investment Quality Municipal Fund, Inc. (continued)
NQC	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$1,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 5.500%, 6/01/36 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	$1,039,740
	University of California, General Revenue Bonds, Series 2003A:
620	5.125%, 5/15/16 – AMBAC Insured (Pre-Refunded 5/15/13) (UB)	5/13 at 100.00	Aa1 (4)	669,699
515	5.125%, 5/15/16 – AMBAC Insured (Pre-Refunded 5/15/13) (UB)	5/13 at 100.00	Aa1 (4)	556,282
19,525	Total U.S. Guaranteed			21,308,871
	Utilities – 3.2% (2.1% of Total Investments)
2,250	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	2,077,673
740	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	668,353
3,210	Turlock Irrigation District, California, Electric Revenue Bonds, Series 2003A, 5.000%, 1/01/16 – NPFG Insured	1/13 at 100.00	A+	3,366,423
6,200	Total Utilities			6,112,449
	Water and Sewer – 13.8% (9.1% of Total Investments)
3,300	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2001W, 5.500%, 12/01/16	12/11 at 100.00	AAA	3,340,788
520	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	524,742
6,250	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.250%, 7/01/39	1/21 at 100.00	AA	6,754,563
3,015	Oxnard Financing Authority, California, Wastewater Revenue Bonds, Series 2003, 5.000%, 6/01/17 – FGIC Insured	6/13 at 100.00	A+	3,195,448
7,170	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A, 5.250%, 5/15/28	No Opt. Call	Aa3	7,886,642
1,310	San Elijo Joint Powers Authority, San Diego County, California, Revenue Refunding Bonds, San Elijo Wastewater Facilities, Series 2003, 5.000%, 3/01/17 – AGM Insured	3/12 at 101.00	AA+	1,349,732
3,430	Westlands Water District, California, Revenue Certificates of Participation, Series 2002, 5.250%, 9/01/22 – NPFG Insured	9/12 at 101.00	A+	3,579,444
24,995	Total Water and Sewer			26,631,359
$323,866	Total Investments (cost $290,034,223) – 151.4%			291,763,050
	Floating Rate Obligations – (7.4)%			(14,230,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (49.6)% (5)			(95,600,000)
	Other Assets Less Liabilities – 5.6%			10,726,143
	Net Assets Applicable to Common Shares – 100%			$192,659,193

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.8%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

44	Nuveen Investments

Nuveen California Select Quality Municipal Fund, Inc.
NVC	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 6.8% (4.7% of Total Investments)
$875	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB	$814,914
3,935	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	6/12 at 100.00	Baa3	3,269,080
6,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	Baa3	4,251,360
22,915	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BB+	14,207,756
33,725	Total Consumer Staples			22,543,110
	Education and Civic Organizations – 6.7% (4.6% of Total Investments)
290	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/21 at 100.00	A3	272,600
2,165	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A3	2,375,741
535	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 09-11B, 17.294%, 10/01/38 (IF) (4)	10/18 at 100.00	Aa1	658,350
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
200	5.000%, 11/01/21	11/15 at 100.00	A2	212,150
270	5.000%, 11/01/25	11/15 at 100.00	A2	278,683
1,500	5.000%, 11/01/30	11/15 at 100.00	A2	1,517,880
1,595	California Infrastructure Economic Development Bank, Revenue Bonds, Claremont University Consortium, Series 2003, 5.125%, 10/01/24	10/12 at 100.00	Aa3	1,652,851
1,740	California Infrastructure Economic Development Bond Bank, Revenue Bonds, Scripps Research Institute, Series 2005A, 5.000%, 7/01/24	7/15 at 100.00	Aa3	1,815,325
4,787	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.061%, 3/01/33 (IF)	3/18 at 100.00	Aa2	5,018,978
1,385	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – NPFG Insured	11/15 at 100.00	Aa2	1,445,982
770	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41 (WI/DD, Settling 9/08/11)	12/21 at 100.00	N/R	774,004
1,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	N/R	1,261,949
5,000	University of California, General Revenue Bonds, Series 2003A, 5.000%, 5/15/33 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	5,035,800
21,537	Total Education and Civic Organizations			22,320,293
	Health Care – 27.5% (18.8% of Total Investments)
1,750	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21	4/12 at 100.00	A–	1,779,873
675	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	646,785
10,145	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	9,996,782
4,200	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	3,999,282
12,125	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	13,091,361
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,500	5.250%, 7/01/24	7/15 at 100.00	BBB	1,385,010
10,000	5.000%, 7/01/39	7/15 at 100.00	BBB	7,727,900

Nuveen Investments	45

Nuveen California Select Quality Municipal Fund, Inc. (continued)
NVC	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,140	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	$3,180,537
1,355	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	1,420,514
4,565	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.317%, 11/15/46 (IF)	11/16 at 100.00	AA–	4,298,267
1,621	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.324%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+	1,656,727
1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/23	12/15 at 100.00	BBB	913,220
3,100	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,417,936
	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010:
1,195	5.500%, 3/15/36	3/15 at 100.00	A	1,139,349
3,410	5.375%, 3/15/36	3/20 at 100.00	A	3,196,091
6,200	Madera County, California, Certificates of Participation, Valley Children’s Hospital Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured	9/11 at 100.00	A3	6,202,108
1,770	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40	12/21 at 100.00	AA	1,946,239
5,885	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	6,003,230
5,800	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	5,439,762
9,655	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa1	8,490,800
3,550	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	3,524,192
1,500	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	1,590,240
94,141	Total Health Care			91,046,205
	Housing/Multifamily – 2.3% (1.6% of Total Investments)
2,090	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–	2,049,642
1,000	Independent Cities Lease Finance Authority, California, Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home Park, Series 2004A, 5.950%, 11/15/39	11/14 at 100.00	N/R	943,950
4,750	Montclair Redevelopment Agency, California, Revenue Bonds, Monterey Manor Mobile Home Estates Project, Series 2000, 6.400%, 12/15/30	12/11 at 101.00	N/R	4,760,355
7,840	Total Housing/Multifamily			7,753,947
	Housing/Single Family – 6.1% (4.1% of Total Investments)
415	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	Baa1	415,266
20,000	California State Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007B, 5.200%, 12/01/32 (Alternative Minimum Tax)	12/16 at 100.00	AA	19,657,598
20,415	Total Housing/Single Family			20,072,864
	Industrials – 1.3% (0.9% of Total Investments)
4,055	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB	4,352,313

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 1.3% (0.9% of Total Investments)
	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center Project, Series 2007:
$460	5.250%, 12/01/27	12/17 at 100.00	Baa1	$442,925
4,000	5.375%, 12/01/37	12/17 at 100.00	Baa1	3,711,000
4,460	Total Long-Term Care			4,153,925
	Tax Obligation/General – 21.4% (14.7% of Total Investments)
5,000	California State, General Obligation Bonds, Series 2003, 5.250%, 2/01/22	8/13 at 100.00	A1	5,303,500
	California State, General Obligation Bonds, Various Purpose Series 2009:
15,000	6.000%, 11/01/39	11/19 at 100.00	A1	16,431,148
3,500	5.500%, 11/01/39	11/19 at 100.00	A1	3,640,875
2,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	A1	2,260,460
250	California, Various Purpose General Obligation Bonds, Series 2000, 5.625%, 5/01/22 – FGIC Insured	11/11 at 100.00	Aaa	250,830
3,850	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/30 – FGIC Insured	8/15 at 100.00	A1	3,928,656
2,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/31 – AGM Insured	8/18 at 100.00	AA+	1,829,340
1,030	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/25 – AGM Insured	10/14 at 100.00	AA+	1,098,444
	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2004:
1,470	5.250%, 5/01/19 – NPFG Insured	5/14 at 100.00	Aa3	1,607,063
1,040	5.250%, 5/01/20 – NPFG Insured	5/14 at 100.00	Aa3	1,136,970
4,000	Long Beach Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 5/01/30 – FGIC Insured	5/15 at 100.00	Aa2	4,091,760
6,000	North Orange County Community College District, California, General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	Aa1	2,446,260
	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California, General Obligation Bonds, Series 2006C:
2,710	5.000%, 8/01/25 – AGM Insured (UB)	8/14 at 102.00	AA+	2,995,986
3,875	5.000%, 8/01/26 – AGM Insured (UB)	8/14 at 102.00	AA+	4,225,804
5,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa1	5,477,200
585	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	605,674
3,245	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	3,394,205
16,150	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA+	4,437,859
20,860	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	5,954,487
97,565	Total Tax Obligation/General			71,116,521
	Tax Obligation/Limited – 26.8% (18.3% of Total Investments)
3,370	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.500%, 10/01/23 – RAAI Insured	10/13 at 100.00	N/R	2,979,687
	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A:
4,000	5.500%, 6/01/21	6/14 at 100.00	A2	4,320,160
2,000	5.500%, 6/01/23	6/14 at 100.00	A2	2,055,520

Nuveen Investments	47

Nuveen California Select Quality Municipal Fund, Inc. (continued)
NVC	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	$2,100,680
4,860	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34	11/19 at 100.00	A2	5,284,472
730	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	722,437
1,360	Carlsbad, California, Limited Obligation Improvement Bonds, Assessment District 2002-01, Series 2005A, 5.150%, 9/02/29	9/12 at 100.00	N/R	1,256,314
1,000	Coachella Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2007, 5.000%, 9/01/31 – AMBAC Insured	9/16 at 100.00	N/R	844,300
735	Community Development Commission Of City of National City, California, National City Redevelopment Project 2011 Tax Allocation Bonds, 6.500%, 8/01/24	8/21 at 100.00	A–	766,583
3,000	Coronado Community Development Agency, California, Tax Allocation Bonds, Community Development Project, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	9/15 at 100.00	AA–	2,956,590
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 2215-1:
1,940	13.780%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	1,208,077
1,355	13.780%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	722,703
1,785	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	A–	1,621,333
1,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,312,290
435	Indian Wells Redevelopment Agency, California, Tax Allocation Bonds, Consolidated Whitewater Project Area, Series 2003A, 5.000%, 9/01/20 – AMBAC Insured	9/13 at 100.00	A	439,085
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
330	5.000%, 9/01/26	9/16 at 100.00	N/R	313,295
760	5.125%, 9/01/36	9/16 at 100.00	N/R	682,586
3,000	La Quinta Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2001, 5.000%, 9/01/21 – AMBAC Insured	3/12 at 102.00	A+	3,062,430
4,315	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	3,891,828
8,175	Los Angeles, California, Municipal Improvement Corporation, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	7,825,355
1,895	Murrieta, California, Special Tax Bonds, Community Facilities District 2000-2, The Oaks Improvement Area A, Series 2004A, 5.900%, 9/01/27	9/14 at 100.00	N/R	1,830,381
275	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	286,982
2,580	Oakland Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Central District Redevelopment Project, Series 2003, 5.500%, 9/01/18 – FGIC Insured	3/13 at 100.00	A–	2,631,652
3,605	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	10/11 at 100.00	A2	3,605,793
2,280	Ontario Redevelopment Financing Authority, California, Lease Revenue Bonds, Capital Projects, Series 2001, 5.250%, 8/01/18 – AMBAC Insured	8/12 at 100.50	AA–	2,310,757
1,000	Orange County, California, Special Tax Bonds, Community Facilities District 03-1 of Ladera Ranch, Series 2004A, 5.500%, 8/15/24	8/12 at 101.00	N/R	1,005,850
5,000	Palm Springs Financing Authority, California, Lease Revenue Bonds, Convention Center Project, Refunding Series 2004A, 5.500%, 11/01/35 – NPFG Insured	11/14 at 102.00	A	5,028,600
1,120	Panama-Buena Vista Union School District, California, Certificates of Participation, School Construction Project, Series 2006, 5.000%, 9/01/23 – NPFG Insured	9/16 at 100.00	A1	1,174,443
8,750	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/23 – AMBAC Insured	No Opt. Call	A+	4,089,925

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$890	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	$902,843
635	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	556,971
160	Riverside County Redevelopment Agency, California, Jurupa Valley Project Area 2011 Tax Allocation Bonds Series B, 6.500%, 10/01/25	10/21 at 100.00	A–	165,976
75	Riverside Public Financing Authority, California, Revenue Bonds, Multiple Project Loans, Series 1991A, 8.000%, 2/01/18	2/12 at 100.00	N/R	75,722
820	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	827,265
130	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	137,830
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
130	7.000%, 8/01/33	2/21 at 100.00	BBB	136,852
165	7.000%, 8/01/41	2/21 at 100.00	BBB	173,098
2,200	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	3/12 at 100.00	AA+	2,207,260
875	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	822,938
2,860	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	A	3,096,493
4,625	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 2003, 5.000%, 6/01/17 – NPFG Insured	6/15 at 100.00	A	4,764,259
220	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	221,353
6,870	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured	9/15 at 100.00	Baa1	5,750,053
2,175	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	2,187,028
385	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	403,580
96,370	Total Tax Obligation/Limited			88,759,629
	Transportation – 5.8% (4.0% of Total Investments)
2,210	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, Trust 1058, 5.000%, 4/01/31 (UB)	4/16 at 100.00	AA	2,284,344
8,300	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	1/12 at 100.00	Baa1	6,788,736
10,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/29	1/14 at 101.00	BBB–	10,074,645
21,010	Total Transportation			19,147,725
	U.S. Guaranteed – 12.9% (8.9% of Total Investments) (5)
9,750	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	10,168,080
3,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, North County Recycling Center, Series 1991A, 6.750%, 7/01/17 (ETM)	1/12 at 100.00	Aaa	3,506,970
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	3,328,380
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AA+ (5)	2,647,400

Nuveen Investments	49

Nuveen California Select Quality Municipal Fund, Inc. (continued)
NVC	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$3,665	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2002, Issue 28A, 5.250%, 5/01/18 (Pre-refunded 5/01/12) – NPFG Insured (Alternative Minimum Tax)	5/12 at 100.00	A+ (5)	$3,770,295
17,670	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2001A, 5.000%, 11/01/24 (Pre-refunded 11/01/11) – AGM Insured	11/11 at 100.00	AA+ (5)	17,812,242
1,365	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	AA– (5)	1,686,567
40,450	Total U.S. Guaranteed			42,919,934
	Utilities – 13.6% (9.3% of Total Investments)
2,000	Anaheim Public Finance Authority, California, Revenue Refunding Bonds, Electric Generating System, Series 2002B, 5.250%, 10/01/18 – AGM Insured	10/12 at 100.00	AA+	2,091,340
1,810	Anaheim Public Finance Authority, California, Second Lien Electric Distribution Revenue Bonds, Series 2004, 5.250%, 10/01/21 – NPFG Insured	10/14 at 100.00	A+	1,887,613
10,350	California Pollution Control Financing Authority, Revenue Bonds, San Diego Gas and Electric Company, Series 1991A, 6.800%, 6/01/15 (Alternative Minimum Tax)	No Opt. Call	Aa3	11,992,649
4,000	Imperial Irrigation District, California, Certificates of Participation, Electric System Revenue Bonds, Series 2003, 5.250%, 11/01/23 – AGM Insured	11/13 at 100.00	AA+	4,302,920
1,855	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2005A, 5.500%, 11/15/37	No Opt. Call	A	1,712,926
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2008, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AA+	5,142,650
1,025	Los Angeles, California, Sanitation Equipment Charge Revenue Bonds, Series 2004A, 5.000%, 2/01/22 – AMBAC Insured	2/14 at 100.00	AA	1,098,052
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
4,000	5.000%, 9/01/26 – SYNCORA GTY Insured	9/15 at 100.00	N/R	3,817,160
1,260	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,138,007
2,800	5.250%, 9/01/36 – SYNCORA GTY Insured	9/15 at 100.00	N/R	2,477,132
4,360	Sacramento Municipal Utility District, California, Electric Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/19 – AGM Insured	8/12 at 100.00	AA+	4,529,604
1,305	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	No Opt. Call	AA–	1,388,546
3,460	Southern California Public Power Authority, Revenue Bonds, Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 – AMBAC Insured	7/13 at 100.00	AA–	3,681,371
43,225	Total Utilities			45,259,970
	Water and Sewer – 13.4% (9.2% of Total Investments)
1,185	Burbank, California, Wastewater System Revenue Bonds, Series 2004A, 5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AA+	1,226,120
890	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	898,117
1,250	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 – AMBAC Insured	4/16 at 100.00	A+	1,273,250
4,685	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.250%, 7/01/39	1/21 at 100.00	AA	5,063,220
4,705	Madera Irrigation District. California, Water Revenue Refunding Bonds, Series 2008, 5.500%, 1/01/38	1/18 at 100.00	A–	4,813,074
3,750	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2004B-3, 5.000%, 10/01/29 – NPFG Insured	10/14 at 100.00	AAA	4,019,213
1,510	Orange County Sanitation District, California, Certificates of Participation, Series 2007 Trust 3020, 2/01/35 (IF)	2/19 at 100.00	AAA	1,809,101
2,000	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/11 at 102.00	N/R	1,972,020

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,525	Sacramento County Sanitation District Financing Authority, California, Revenue Refunding Bonds, Series 2001, 5.500%, 12/01/20 – AMBAC Insured	No Opt. Call	AA	$3,134,055
11,320	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A, 5.250%, 5/15/25	5/20 at 100.00	Aa3	12,781,412
	San Francisco City and County Public Utilities Commission, California, Clean Water Revenue Refunding Bonds, Series 2003A:
2,120	5.250%, 10/01/19 – NPFG Insured	4/13 at 100.00	AA–	2,243,914
2,960	5.250%, 10/01/20 – NPFG Insured	4/13 at 100.00	AA–	3,129,164
2,000	West Basin Municipal Water District, California, Certificates of Participation, Refunding Series 2008B, 5.000%, 8/01/28 – AGC Insured	8/18 at 100.00	AA+	2,079,880
40,900	Total Water and Sewer			44,442,540
$525,693	Total Investments (cost $479,604,000) – 145.9%			483,888,976
	Floating Rate Obligations – (5.3)%			(17,560,000)
	Variable Rate Demand Preferred Shares, at Liquidation value – (47.9)% (6)			(158,900,000)
	Other Assets Less Liabilities – 7.3%			24,231,425
	Net Assets Applicable to Common Shares – 100%			$331,660,401

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.8%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	51

Nuveen California Quality Income Municipal Fund, Inc.
NUC	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.4% (3.5% of Total Investments)
$5,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	6/12 at 100.00	Baa3	$4,622,700
840	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB	782,317
3,935	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	6/12 at 100.00	Baa3	3,269,080
7,270	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	5/12 at 100.00	Baa3	6,714,354
3,370	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BB+	2,089,467
20,415	Total Consumer Staples			17,477,918
	Education and Civic Organizations – 10.9% (7.0% of Total Investments)
280	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	263,200
1,935	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 09-11B, 17.294%, 10/01/38 (IF) (5)	10/18 at 100.00	Aa1	2,381,134
2,785	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2000, 5.750%, 11/01/30 – NPFG Insured	11/11 at 100.00	A2	2,787,451
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
195	5.000%, 11/01/21	11/15 at 100.00	A2	206,846
260	5.000%, 11/01/25	11/15 at 100.00	A2	268,362
2,450	5.000%, 11/01/30	11/15 at 100.00	A2	2,479,204
3,425	California Infrastructure Economic Development Bank, Revenue Bonds, J. David Gladstone Institutes, Series 2001, 5.250%, 10/01/34	10/11 at 101.00	A–	3,426,267
2,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40	6/20 at 100.00	Baa2	2,552,000
4,640	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.061%, 3/01/33 (IF)	3/18 at 100.00	Aa2	4,864,854
4,000	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges Projects, Series 1996B, 5.625%, 3/01/19 – AMBAC Insured	3/12 at 100.00	A2	4,011,400
6,400	California State University, Systemwide Revenue Bonds, Series 2002A, 5.000%, 11/01/20 – AMBAC Insured	11/12 at 100.00	Aa2	6,661,568
785	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41 (WI/DD, Settling 9/08/11)	12/21 at 100.00	N/R	789,082
1,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	N/R	1,261,949
1,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	849,640
2,500	University of California, General Revenue Bonds, Series 2003A, 5.000%, 5/15/33 – AMBAC Insured (UB)	5/13 at 100.00	Aa1	2,517,900
34,455	Total Education and Civic Organizations			35,320,857
	Health Care – 30.1% (19.4% of Total Investments)
1,750	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21	4/12 at 100.00	A–	1,779,873
640	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	613,248
2,900	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	2,857,631
14,550	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	14,337,425

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,500	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa1	$1,489,425
	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
4,200	5.250%, 2/01/27	2/17 at 100.00	Baa2	3,954,216
2,855	5.250%, 2/01/46	2/17 at 100.00	Baa2	2,431,404
1,225	California State Public Works Board, Revenue Bonds, University of California – Davis Medical Center, Series 2004II-A, 5.000%, 11/01/23 – NPFG Insured	11/14 at 100.00	Aa2	1,282,869
5,500	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	5,938,350
195	California Statewide Community Development Authority, Certificates of Participation, Cedars-Sinai Medical Center, Series 1992, 6.500%, 8/01/12	No Opt. Call	A2	201,636
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
3,425	5.250%, 7/01/24	7/15 at 100.00	BBB	3,162,440
1,500	5.250%, 7/01/30	7/15 at 100.00	BBB	1,273,335
8,045	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	7,572,839
3,015	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	3,053,924
3,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	3,091,200
17,470	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured (UB)	8/17 at 100.00	AA–	17,139,817
1,571	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.324%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+	1,605,625
	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A:
3,000	5.000%, 12/01/22	12/15 at 100.00	BBB	2,782,350
1,000	5.000%, 12/01/23	12/15 at 100.00	BBB	913,220
3,025	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,335,244
2,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A	1,874,540
1,675	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40	12/21 at 100.00	AA	1,841,780
7,835	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	7,348,368
3,500	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	3,474,555
4,275	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	4,532,184
99,651	Total Health Care			97,887,498
	Housing/Multifamily – 2.3% (1.5% of Total Investments)
2,060	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–	2,020,221
1,000	Independent Cities Lease Finance Authority, California, Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home Park, Series 2004A, 5.950%, 11/15/39	11/14 at 100.00	N/R	943,950
1,730	Irvine, California, Mobile Home Park Revenue Bonds, Meadows Mobile Home Park, Series 1998A, 5.700%, 3/01/18	3/12 at 100.00	N/R	1,730,744
2,050	Oceanside, California, Mobile Home Park Revenue Bonds, Laguna Vista Mobile Estates Acquisition Project, Series 1998, 5.800%, 3/01/28	3/12 at 100.00	N/R	1,984,523
745	Yolo County Housing Authority, California, Revenue Refunding Bonds, Russell Park Apartments, Series 1992A, 7.000%, 11/01/14	11/11 at 100.00	Aa3	748,002
7,585	Total Housing/Multifamily			7,427,440

Nuveen Investments	53

Nuveen California Quality Income Municipal Fund, Inc. (continued)
NUC	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 6.7% (4.3% of Total Investments)
$400	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	Baa1	$400,256
17,700	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006M, 4.625%, 8/01/26 (Alternative Minimum Tax)	2/16 at 100.00	Baa1	16,212,845
5,000	California State Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007B, 5.150%, 12/01/27 (Alternative Minimum Tax)	12/16 at 100.00	AA	5,067,250
23,100	Total Housing/Single Family			21,680,351
	Long-Term Care – 1.0% (0.6% of Total Investments)
3,500	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center Project, Series 2007, 5.375%, 12/01/37	12/17 at 100.00	Baa1	3,247,125
	Tax Obligation/General – 19.7% (12.7% of Total Investments)
10,000	Alvord Unified School District, Riverside County, California, General Obligation Bonds, 2007 Election Series 2011B, 0.000%, 8/01/41 – AGM Insured	No Opt. Call	AA+	1,364,500
16,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	17,526,559
4,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	A1	4,520,920
80	California, General Obligation Bonds, Series 2000, 5.500%, 6/01/25	12/11at 100.00	A1	80,250
3,610	Hartnell Community College District, California, General Obligation Bonds, Series 2006B, 6/01/29 – AGM Insured (UB)	6/16 at 100.00	AA+	3,732,162
2,645	Long Beach Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 5/01/30 – FGIC Insured	5/15 at 100.00	Aa2	2,705,676
1,170	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003F, 5.000%, 7/01/17 – AGM Insured	7/13 at 100.00	AA+	1,250,145
565	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AA–	584,967
1,500	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – NPFG Insured	7/15 at 100.00	Aa3	1,551,930
6,760	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2003E, 5.250%, 7/01/21 – AGM Insured	7/13 at 101.00	AA+	7,384,016
515	San Joaquin Delta Community College District, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/29 – AGM Insured	8/15 at 100.00	AA+	529,626
6,865	San Ramon Valley Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2003, 5.000%, 8/01/23 – AGM Insured (UB)	8/13 at 100.00	AA+	7,280,264
1,390	South Pasadena Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.000%, 8/01/22 – FGIC Insured	8/13 at 100.00	AA	1,474,081
2,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	2,091,960
41,725	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	11,910,400
98,825	Total Tax Obligation/General			63,987,456
	Tax Obligation/Limited – 32.5% (20.9% of Total Investments)
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	10/15 at 100.00	N/R	1,222,797
1,200	Burbank Public Financing Authority, California, Revenue Bonds, West Olive Redevelopment Project, Series 2002, 5.125%, 12/01/22 – AMBAC Insured	12/12 at 100.00	BBB+	1,163,496
3,070	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.250%, 12/01/16 – AMBAC Insured	12/12 at 100.00	A2	3,190,252
2,030	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002C, 5.250%, 3/01/21 – AMBAC Insured	3/12 at 100.00	A2	2,060,349
5,115	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/20	6/14 at 100.00	A2	5,524,405
3,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	3,833,741

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$690	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	BBB	$682,852
3,000	Coachella Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2007, 5.000%, 9/01/31 – AMBAC Insured	9/16 at 100.00	N/R	2,532,900
	Commerce Community Development Commission, California, Tax Allocation Refunding Bonds, Merged Area Development Projects 2 and 3, Series 1998A:
1,000	5.650%, 8/01/18	2/12 at 100.00	N/R	1,000,070
2,765	5.700%, 8/01/28	2/12 at 100.00	N/R	2,435,578
735	Community Development Commission Of City of National City, California, National City Redevelopment Project 2011 Tax Allocation Bonds, 6.500%, 8/01/24	8/21 at 100.00	A–	766,583
1,250	Coronado Community Development Agency, California, Tax Allocation Bonds, Community Development Project, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	9/15 at 100.00	AA–	1,231,913
3,065	Corona-Norco Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 98-1, Series 2003, 5.500%, 9/01/33 – NPFG Insured	9/13 at 100.00	Baa1	2,936,852
1,000	Fremont, California, Special Tax Bonds, Community Facilities District 1, Pacific Commons, Series 2005, 6.300%, 9/01/31	3/11 at 101.00	N/R	1,000,190
8,435	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AA+	8,018,227
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A 2215-1:
1,885	13.360%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	1,173,827
1,320	13.360%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	704,035
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
320	5.000%, 9/01/26	9/16 at 100.00	N/R	303,802
735	5.125%, 9/01/36	9/16 at 100.00	N/R	660,133
3,245	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	2,926,763
1,350	Los Angeles Community Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Bunker Hill Redevelopment Project, Series 2004L, 5.100%, 3/01/19	3/13 at 100.00	BBB–	1,340,051
4,850	Los Angeles County Metropolitan Transportation Authority, California, Proposition A First Tier Senior Sales Tax Revenue Bonds, Series 2003A, 5.000%, 7/01/16 – AGM Insured	7/13 at 100.00	AAA	5,232,908
275	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	286,982
15,300	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	Baa1	18,003,505
2,000	Palm Springs Financing Authority, California, Lease Revenue Bonds, Convention Center Project, Refunding Series 2004A, 5.500%, 11/01/35 – NPFG Insured	11/14 at 102.00	A	2,011,440
1,170	Panama-Buena Vista Union School District, California, Certificates of Participation, School Construction Project, Series 2006, 5.000%, 9/01/24 – NPFG Insured	9/16 at 100.00	A1	1,216,262
885	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	897,771
	Redding Redevelopment Agency, California, Tax Allocation Bonds, Canby-Hilltop-Cypress Area Project, Series 2003A:
1,500	5.000%, 9/01/17 – NPFG Insured	9/13 at 100.00	A	1,544,760
1,500	5.000%, 9/01/20 – NPFG Insured	9/13 at 100.00	A	1,520,670
600	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	A–	526,272
4,320	Richmond Joint Powers Financing Authority, California, Tax Allocation Bonds, Series 2003A, 5.250%, 9/01/22 – NPFG Insured	9/13 at 100.00	A+	4,349,549
160	Riverside County Redevelopment Agency ,California, Jurupa Valley Project Area 2011 Tax Allocation Bonds Series B, 6.500%, 10/01/25	10/21 at 100.00	A–	165,976
3,375	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area Tax Allocation Bonds, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	3,486,848

Nuveen Investments	55

Nuveen California Quality Income Municipal Fund, Inc. (continued)
NUC	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Rohnert Park Community Development Commission, California, Redevelopment Project Tax Allocation Bonds, Series 2007R:
$585	5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	BBB	$648,215
1,415	5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	A–	1,231,729
745	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AA–	751,601
8,625	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, 300 Richards Boulevard, Series 2006C, 5.000%, 12/01/36 – AMBAC Insured	12/16 at 100.00	Aa3	8,312,861
130	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	137,830
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
130	7.000%, 8/01/33	2/21 at 100.00	BBB	136,852
160	7.000%, 8/01/41	2/21 at 100.00	BBB	167,853
2,500	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	3/12 at 100.00	AA+	2,508,250
875	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	822,938
2,770	Santa Ana Community Redevelopment Agency, Orange County, California, Tax Allocation Refunding Bonds, South Main Street Redevelopment, Series 2003B, 5.000%, 9/01/19 – FGIC Insured	9/13 at 100.00	A	2,808,226
215	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	216,322
1,310	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 7.000%, 8/01/39	8/21 at 100.00	A	1,401,700
2,090	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	2,101,558
375	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	390,953
105,375	Total Tax Obligation/Limited			105,588,647
	Transportation – 6.7% (4.3% of Total Investments)
3,950	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (UB)	4/16 at 100.00	AA	4,082,878
970	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2008, Trust 3211, 13.398%, 10/01/32 (IF)	4/18 at 100.00	AA	1,155,862
11,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.875%, 1/15/29	1/14 at 101.00	BBB–	10,554,390
2,000	Orange County Transportation Authority, California, Toll Road Revenue Bonds, 91 Express Lanes Project, Series 2003A, 5.000%, 8/15/20 – AMBAC Insured	8/13 at 100.00	A1	2,119,600
3,865	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2002, Issue 28A, 5.250%, 5/01/19 – NPFG Insured (Alternative Minimum Tax)	5/12 at 100.00	A+	3,946,822
21,785	Total Transportation			21,859,552
	U.S. Guaranteed – 26.5% (17.1% of Total Investments) (4)
1,900	Azusa Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2002, 5.375%, 7/01/20 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AA+ (4)	1,982,232
4,610	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Funding Corporation, Series 2002B, 5.500%, 6/01/30 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R (4)	4,755,538
9,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	9,385,920
8,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, North County Recycling Center, Series 1991A, 6.750%, 7/01/17 (ETM)	1/12 at 100.00	Aaa	9,351,920
1,365	California State, General Obligation Bonds, Series 2002, 5.250%, 4/01/32 (Pre-refunded 4/01/12)	4/12 at 100.00	Aaa	1,405,854
2,500	California State, General Obligation Bonds, Series 2004, 5.125%, 2/01/27 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+ (4)	2,787,650

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$1,515	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 101.00	AA+ (4)	$1,685,847
1,110	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	Aaa	1,259,606
4,440	Coast Community College District, Orange County, California, General Obligation Refunding Bonds, Series 2003A, 5.000%, 8/01/22 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	Aa2 (4)	4,826,147
1,615	Compton Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.375%, 9/01/19 (Pre-refunded 9/01/13) – NPFG Insured	9/13 at 100.00	A2 (4)	1,776,532
12,805	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	17,495,983
3,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.850%, 12/15/32 (Pre-refunded 12/15/13)	12/13 at 102.00	N/R (4)	3,420,540
	Goleta Water District, California, Certificates of Participation Revenue Bonds, Series 2003:
520	5.250%, 12/01/20 (Pre-refunded 12/01/13)	12/13 at 100.00	Baa1 (4)	575,292
745	5.250%, 12/01/21 (Pre-refunded 12/01/13)	12/13 at 100.00	Baa1 (4)	824,216
2,375	Moreno Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/24 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 100.00	AA+ (4)	2,713,509
2,685	Sacramento County, California, Airport System Revenue Bonds, Series 2002A, 5.250%, 7/01/21 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AA+ (4)	2,798,871
8,020	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home Mortgage Revenue Bonds, Series 1989A, 7.750%, 11/01/14 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	8,936,927
1,480	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2002, Issue 28A, 5.250%, 5/01/17 (Pre-refunded 5/01/12) – NPFG Insured (Alternative Minimum Tax)	5/12 at 100.00	A+ (4)	1,522,520
3,000	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2002, Issue 28B, 5.250%, 5/01/22 (Pre-refunded 5/01/12) – NPFG Insured	5/12 at 100.00	A+ (4)	3,101,790
5,375	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2002A, 5.000%, 11/01/19 (Pre-refunded 11/01/12) – NPFG Insured	11/12 at 100.00	AA– (4)	5,672,345
76,060	Total U.S. Guaranteed			86,279,239
	Utilities – 5.3% (3.4% of Total Investments)
3,695	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	3,210,438
500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AA+	514,265
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
1,235	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,115,427
1,500	5.250%, 9/01/36 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,327,035
5,000	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa3	4,397,400
2,410	Sacramento Municipal Utility District, California, Electric Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/21 – AGM Insured	8/12 at 100.00	AA+	2,496,688
4,000	Southern California Public Power Authority, Revenue Bonds, Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 – AMBAC Insured	7/13 at 100.00	AA–	4,255,920
18,340	Total Utilities			17,317,173
	Water and Sewer – 8.3% (5.3% of Total Investments)
5,525	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 – AGM Insured	10/13 at 101.00	AA+	5,727,823
1,600	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates of Participation, Tender Option Bond Trust 3220, 14.366%, 7/01/28 (IF)	7/18 at 100.00	AA+	2,010,176

Nuveen Investments	57

Nuveen California Quality Income Municipal Fund, Inc. (continued)
NUC	Portfolio of Investments
August 31, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Goleta Water District, California, Certificates of Participation Revenue Bonds, Series 2003:
$480	5.250%, 12/01/20	12/13 at 100.00	A	$515,395
695	5.250%, 12/01/21	12/13 at 100.00	A	744,637
1,205	5.250%, 12/01/22 – NPFG Insured	12/13 at 100.00	A	1,288,916
850	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	857,752
1,250	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 – AMBAC Insured	4/16 at 100.00	A+	1,273,250
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.115%, 7/01/35 (IF) (5)	7/19 at 100.00	AAA	843,932
9,370	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A, 5.250%, 5/15/27	5/20 at 100.00	Aa3	10,364,813
	Turlock Public Finance Authority, California, Sewerage Revenue Bonds, Series 2003A:
1,565	5.000%, 9/15/19 – FGIC Insured	9/13 at 100.00	AA	1,672,782
1,650	5.000%, 9/15/20 – FGIC Insured	9/13 at 100.00	AA	1,760,880
24,860	Total Water and Sewer			27,060,356
$533,951	Total Investments (cost $487,860,687) – 155.4%			505,133,612
	Floating Rate Obligations – (9.4)%			(30,440,000)
	Variable Rate Preferred Shares, at Liquidation Value – (48.6)% (6)			(158,100,000)
	Other Assets Less Liabilities – 2.6%			8,480,782
	Net Assets Applicable to Common Shares – 100%			$325,074,394

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.3%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

58	Nuveen Investments

Statement of
Assets & Liabilities
August 31, 2011 (Unaudited)

	California Value (NCA	)	California Value 2 (NCB	)	California Performance Plus (NCP	)	California Opportunity (NCO	)
Assets
Investments, at value (cost $239,971,951, $47,161,853, $262,191,497 and $162,455,676, respectively)	$244,449,986		$51,906,587		$262,543,054		$162,667,521
Cash	—		—		7,741,082		4,774,956
Receivables:
Interest	2,816,964		678,012		4,247,737		2,179,289
Investments sold	800,000		—		—		—
Deferred offering costs	—		—		595,563		883,932
Other assets	24,708		142		90,479		49,334
Total assets	248,091,658		52,584,741		275,217,915		170,555,032
Liabilities
Cash overdraft	269,196		349,867		—		—
Floating rate obligations	4,490,000		—		7,680,000		4,285,000
Unrealized depreciation on forward swaps	—		493,503		—		—
Payables:
Common share dividends	874,283		186,073		895,505		582,614
Investments purchased	—		—		1,000,816		260,000
Offering costs	—		—		325,509		364,586
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		—		81,000,000		49,800,000
Accrued expenses:
Management fees	114,069		28,249		148,289		92,854
Other	89,909		21,383		94,501		45,866
Total liabilities	5,837,457		1,079,075		91,144,620		55,430,920
Net assets applicable to Common shares	$242,254,201		$51,505,666		$184,073,295		$115,124,112
Common shares outstanding	25,253,681		3,287,900		12,937,442		8,143,348
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$9.59		$15.67		$14.23		$14.14
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$252,537		$32,879		$129,374		$81,433
Paid-in surplus	237,692,574		46,967,862		181,044,780		113,618,088
Undistributed (Over-distribution of) net investment income	1,290,353		240,347		4,179,106		2,017,273
Accumulated net realized gain (loss)	(1,459,298)		13,347		(1,631,522)		(804,527)
Net unrealized appreciation (depreciation)	4,478,035		4,251,231		351,557		211,845
Net assets applicable to Common shares	$242,254,201		$51,505,666		$184,073,295		$115,124,112
Authorized shares:
Common	250,000,000		Unlimited		200,000,000		200,000,000
Auction Rate Preferred (ARPS)	N/A		N/A		1,000,000		1,000,000
VRDP	—		—		Unlimited		Unlimited
N/A – Fund is not authorized to issue ARPS.

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of
Assets & Liabilities (continued)
August 31, 2011 (Unaudited)

	California Investment Quality (NQC	)	California Select Quality (NVC	)	California Quality Income (NUC	)
Assets
Investments, at value (cost $290,034,223, $479,604,000 and $487,860,687, respectively)	$291,763,050		$483,888,976		$505,133,612
Cash	2,946,206		3,209,881		—
Receivables:
Interest	4,531,707		7,296,328		7,243,467
Investments sold	5,060,000		15,921,600		3,994,233
Deferred offering costs	634,618		808,325		806,393
Other assets	101,681		164,716		162,421
Total assets	305,037,262		511,289,826		517,340,126
Liabilities
Cash overdraft	—		—		569,046
Floating rate obligations	14,230,000		17,560,000		30,440,000
Unrealized depreciation on forward swaps	—		—		—
Payables:
Common share dividends	967,103		1,697,554		1,677,504
Investments purchased	1,000,816		770,000		785,000
Offering costs	318,137		265,356		268,184
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	95,600,000		158,900,000		158,100,000
Accrued expenses:
Management fees	160,347		269,860		265,359
Other	101,666		166,655		160,639
Total liabilities	112,378,069		179,629,425		192,265,732
Net assets applicable to Common shares	$192,659,193		$331,660,401		$325,074,394
Common shares outstanding	13,580,232		23,147,128		22,010,834
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.19		$14.33		$14.77
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$135,802		$231,471		$220,108
Paid-in surplus	189,864,798		323,250,770		307,090,912
Undistributed (Over-distribution of) net investment income	4,206,448		6,424,533		6,504,181
Accumulated net realized gain (loss)	(3,276,682)		(2,531,349)		(6,013,732)
Net unrealized appreciation (depreciation)	1,728,827		4,284,976		17,272,925
Net assets applicable to Common shares	$192,659,193		$331,660,401		$325,074,394
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Auction Rate Preferred (ARPS)	1,000,000		1,000,000		1,000,000
VRDP	Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of
Operations
Six Months Ended August 31, 2011 (Unaudited)

	California Value (NCA	)	California Value 2 (NCB )	California Performance Plus (NCP )	California Opportunity (NCO )
Investment Income	$6,751,025		$1,583,759	$7,674,407	$4,903,657
Expenses
Management fees	665,925		163,143	850,373	530,413
Shareholders’ servicing agent fees and expenses	14,228		99	8,256	4,988
Interest expense and amortization of offering costs	12,849		—	198,455	117,271
Liquidity fees on VRDP	—		—	316,244	259,242
Custodian’s fees and expenses	21,001		5,445	23,881	14,765
Directors’/Trustees’ fees and expenses	2,881		616	3,189	1,975
Professional fees	12,790		17,593	13,631	16,281
Shareholders’ reports - printing and mailing expenses	23,171		6,337	15,176	21,732
Stock exchange listing fees	4,468		217	4,468	4,468
Investor relations expense	11,325		2,155	8,863	5,807
Other expenses	5,711		3,603	57,097	42,189
Total expenses before custodian fee credit	774,349		199,208	1,499,633	1,019,131
Custodian fee credit	(301)		(111)	(39)	(223)
Net expenses	774,048		199,097	1,499,594	1,018,908
Net investment income (loss)	5,976,977		1,384,662	6,174,813	3,884,749
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	744,394		(28,846)	(447,187)	29,703
Forward swaps	—		—	—	(181,029)
Change in net unrealized appreciation (depreciation) of:
Investments	12,342,309		2,948,342	15,722,664	11,263,426
Forward swaps	—		(422,541)	—	8,281
Net realized and unrealized gain (loss)	13,086,703		2,496,955	15,275,477	11,120,381
Net increase (decrease) in net assets applicable to Common Shares from operations	$19,063,680		$3,881,617	$21,450,290	$15,005,130

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of
Operations (continued)
Six Months Ended August 31, 2011 (Unaudited)

	California Investment Quality (NQC	)	California Select Quality (NVC	)	California Quality Income (NUC )
Investment Income	$8,193,949		$14,287,299		$14,098,939
Expenses
Management fees	921,625		1,549,581		1,528,885
Shareholders’ servicing agent fees and expenses	7,389		10,154		9,329
Interest expense and amortization of offering costs	241,833		378,539		433,513
Liquidity fees on VRDP	373,246		620,385		617,263
Custodian’s fees and expenses	23,987		45,484		46,550
Directors’/Trustees’ fees and expenses	3,479		5,919		5,855
Professional fees	13,492		8,502		8,817
Shareholders’ reports - printing and mailing expenses	16,372		44,309		46,847
Stock exchange listing fees	4,468		4,468		4,468
Investor relations expense	9,675		15,398		15,518
Other expenses	64,876		19,507		96,254
Total expenses before custodian fee credit	1,680,442		2,702,246		2,813,299
Custodian fee credit	(195)		(277)		(354)
Net expenses	1,680,247		2,701,969		2,812,945
Net investment income (loss)	6,513,702		11,585,330		11,285,994
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	191,459		136,080		(999,498)
Forward swaps	—		—		—
Change in net unrealized appreciation (depreciation) of:
Investments	14,794,536		28,284,989		25,957,637
Forward swaps	—		—		—
Net realized and unrealized gain (loss)	14,985,995		28,421,069		24,958,139
Net increase (decrease) in net assets applicable to Common Shares from operations	$21,499,697		$40,006,399		$36,244,133

See accompanying notes to financial statements.

62	Nuveen Investments

Statement of
Changes in Net Assets (Unaudited)

	California Value (NCA)		California Value 2 (NCB)		California Performance Plus (NCP)
	Six Months Ended 8/31/11	Year Ended 2/28/11	Six Months Ended 8/31/11	Year Ended 2/28/11	Six Months Ended 8/31/11	Year Ended 2/28/11
Operations
Net investment income (loss)	$5,976,977	$11,823,750	$1,384,662	$2,760,009	$6,174,813	$12,913,949
Net realized gain (loss) from:
Investments	744,394	2,601,292	(28,846)	65,866	(447,187)	1,262,011
Forward swaps	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	12,342,309	(14,488,520)	2,948,342	(2,758,992)	15,722,664	(15,695,477)
Forward swaps	—	—	(422,541)	(70,962)	—	—
Distributions to Auction Rate Preferred Shareholders:
From net investment income	N/A	N/A	N/A	N/A	—	(296,506)
From accumulated net realized gains	N/A	N/A	N/A	N/A	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	19,063,680	(63,478)	3,881,617	(4,079)	21,450,290	(1,816,023)
Distributions to Common Shareholders
From net investment income	(5,757,839)	(11,586,390)	(1,311,872)	(2,697,722)	(5,977,099)	(11,643,699)
From accumulated net realized gains	—	—	—	(23,673)	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(5,757,839)	(11,586,390)	(1,311,872)	(2,721,395)	(5,977,099)	(11,643,699)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—
Repurchased and retired	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares	13,305,841	(11,649,868)	2,569,745	(2,725,474)	15,473,191	(13,459,722)
Net assets applicable to Common shares at the beginning of period	228,948,360	240,598,228	48,935,921	51,661,395	168,600,104	182,059,826
Net assets applicable to Common shares at the end of period	$242,254,201	$228,948,360	$51,505,666	$48,935,921	$184,073,295	$168,600,104
Undistributed (Over-distribution of) net investment income at the end of period	$1,290,353	$1,071,215	$240,347	$167,557	$4,179,106	$3,981,392
N/A – Fund is not authorized to issue ARPS.

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of
Changes in Net Assets (Unaudited) (continued)

	California Opportunity (NCO)		California Investment Quality (NQC)		California Select Quality (NVC)
	Six Months Ended 8/31/11	Year Ended 2/28/11	Six Months Ended 8/31/11	Year Ended 2/28/11	Six Months Ended 8/31/11	Year Ended 2/28/11
Operations
Net investment income (loss)	$3,884,749	$7,720,806	$6,513,702	$13,654,206	$11,585,330	$23,572,677
Net realized gain (loss) from:
Investments	29,703	499,996	191,459	848,132	136,080	(839,537)
Forward swaps	(181,029)	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	11,263,426	(11,772,963)	14,794,536	(15,218,308)	28,284,989	(27,451,914)
Forward swaps	8,281	(8,281)	—	—	—	—
Distributions to Auction Rate Preferred Shareholders:
From net investment income	—	(29,284)	—	(348,436)	—	(429,405)
From accumulated net realized gains	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	15,005,130	(3,589,726)	21,499,697	(1,064,406)	40,006,399	(5,148,179)
Distributions to Common Shareholders
From net investment income	(3,811,087)	(7,548,884)	(6,314,808)	(12,344,432)	(11,245,276)	(22,317,187)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(3,811,087)	(7,548,884)	(6,314,808)	(12,344,432)	(11,245,276)	(22,317,187)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	351,378	469,508
Repurchased and retired	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	—	—	351,378	469,508
Net increase (decrease) in net assets applicable to Common shares	11,194,043	(11,138,610)	15,184,889	(13,408,838)	29,112,501	(26,995,858)
Net assets applicable to Common shares at the beginning of period	103,930,069	115,068,679	177,474,304	190,883,142	302,547,900	329,543,758
Net assets applicable to Common shares at the end of period	$115,124,112	$103,930,069	$192,659,193	$177,474,304	$331,660,401	$302,547,900
Undistributed (Over-distribution of) net investment income at the end of period	$2,017,273	$1,943,611	$4,206,448	$4,007,554	$6,424,533	$6,084,479

See accompanying notes to financial statements.

64	Nuveen Investments

	California Quality Income (NUC)
	Six Months Ended 8/31/11	Year Ended 2/28/11
Operations
Net investment income (loss)	$11,285,994	$22,813,808
Net realized gain (loss) from:
Investments	(999,498)	631,948
Forward swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	25,957,637	(23,075,034)
Forward swaps	—	—
Distributions to Auction Rate
Preferred Shareholders:
From net investment income	—	(353,064)
From accumulated net realized gains	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	36,244,133	17,658
Distributions to Common Shareholders
From net investment income	(10,892,756)	(21,311,683)
From accumulated net realized gains	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(10,892,756)	(21,311,683)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	114,516	341,069
Repurchased and retired	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	114,516	341,069
Net increase (decrease) in net assets applicable to Common shares	25,465,893	(20,952,956)
Net assets applicable to Common shares at the beginning of period	299,608,501	320,561,457
Net assets applicable to Common shares at the end of period	$325,074,394	$299,608,501
Undistributed (Over-distribution of) net investment income at the end of period	$6,504,181	$6,110,943

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of
Cash Flows
Six Months Ended August 31, 2011 (Unaudited)

	California	California	California
	Performance Plus	Opportunity	Investment Quality
	(NCP )	(NCO )	(NQC )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$21,450,290	$15,005,130	$21,499,697
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investment	(8,470,373)	(6,343,998)	(16,536,735)
Proceeds from sales and maturities of investments	18,374,102	10,593,346	23,269,132
Proceeds from (Payments for) forward swap contracts, net	—	(181,029)	—
Amortization (Accretion) of premiums and discounts, net	(155,474)	(438,672)	(360,845)
(Increase) Decrease in:
Receivable for interest	198,439	106,297	248,391
Receivable for investments sold	976,046	—	(4,025,806)
Other assets	(7,062)	(4,008)	(6,981)
Increase (Decrease) in:
Payable for investments purchased	(195,336)	260,000	(265,112)
Accrued management fees	22,361	14,882	23,654
Accrued other liabilities	(4,603)	3,075	398
Net realized (gain) loss from:
Investments	447,187	(29,703)	(191,459)
Forward swaps	—	181,029	—
Change in net unrealized (appreciation) depreciation of:
Investments	(15,722,664)	(11,263,426)	(14,794,536)
Forward swaps	—	(8,281)	—
Taxes paid on undistributed capital gains	(2,176)	(539)	(2,030)
Net cash provided by (used in) operating activities	16,910,737	7,894,103	8,857,768
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	10,257	15,623	10,928
Increase (Decrease) in:
Cash overdraft balance	(792,474)	—	—
Floating rate obligations	(2,455,000)	—	—
Payable for offering costs	(1,000)	—	(4,241)
Cash distributions paid to Common shareholders	(5,931,438)	(3,809,991)	(6,279,672)
Net cash provided by (used in) financing activities	(9,169,655)	(3,794,368)	(6,272,985)
Net Increase (Decrease) in Cash	7,741,082	4,099,735	2,584,783
Cash at the beginning period	—	675,221	361,423
Cash at the End Period	$7,741,082	$4,774,956	$2,946,206
Supplemental Disclosure of Cash Flow Information
Non-Cash financing activities not included herein consist of reinvestments of Common Share distributions as follows:
California		California		California
Performance Plus		Opportunity		Investment Quality
(NCP	)	(NCO	)	(NQC	)
$—		$—		$—

Cash paid for interest (excluding amortization of offering costs)

California		California		California
Performance Plus		Opportunity		Investment Quality
(NCP	)	(NCO	)	(NQC	)
$188,198		$101,648		$230,905

See accompanying notes to financial statements.

66	Nuveen Investments

	California	California
	Select Quality	Quality Income
	(NVC )	(NUC )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$40,006,399	$36,244,133
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(27,265,093)	(21,196,194)
Proceeds from sales and maturities of investments	47,940,423	21,219,115
Proceeds from (Payments for) forward swap contracts, net	—	—
Amortization (Accretion) of premiums and discounts, net	(820,715)	(174,713)
(Increase) Decrease in:
Receivable for interest	267,282	128,758
Receivable for investments sold	(9,034,259)	(769,233)
Other assets	(2,782)	(2,613)
Increase (Decrease) in:
Payable for investments purchased	(5,833,756)	785,000
Accrued management fees	41,329	39,014
Accrued other liabilities	(79,500)	4,959
Net realized (gain) loss from:
Investments	(136,080)	999,498
Forward swaps	—	—
Change in net unrealized (appreciation) depreciation of:
Investments	(28,284,989)	(25,957,637)
Forward swaps	—	—
Taxes paid on undistributed capital gains	(1,980)	(1,040)
Net cash provided by (used in) operating activities	16,796,279	11,319,047
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	14,080	14,047
Increase (Decrease) in:
Cash overdraft balance	(2,713,253)	(619,507)
Floating rate obligations	—	—
Payable for offering costs	85	4,831
Cash distributions paid to Common shareholders	(10,887,310)	(10,718,418)
Net cash provided by (used in) financing activities	(13,586,398)	(11,319,047)
Net Increase (Decrease) in Cash	3,209,881	—
Cash at the beginning period	—	—
Cash at the End Period	$3,209,881	$—
Supplemental Disclosure of Cash Flow Information
Non-Cash financing activities not included herein consist of reinvestments of Common Share distributions as follows:

California		California
Select Quality		Quality Income
(NVC	)	(NUC	)
$351,378		$114,516

Cash paid for interest (excluding amortization of offering costs)

California		California
Select Quality		Quality Income
(NVC	)	(NUC	)
$364,459		$419,466

See accompanying notes to financial statements.

Nuveen Investments	67

Financial
Highlights (Unaudited)

Selected data for a Common share outstanding throughout each period:

	Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired	Offering Costs	Ending Common Share Net Asset Value	Ending Market Value
California Value (NCA)
Year Ended 2/28–2/29:
2012(e)	$9.07	$.24		$.51	$.75	$(.23)	$—	$(.23)	$—	$—	$9.59	$8.85
2011	9.53	.47		(.47)	—	(.46)	—	(.46)	—	—	9.07	8.36
2010	8.87	.47		.65	1.12	(.46)	—	(.46)	—	—	9.53	9.00
2009(c)	9.70	.23		(.70)	(.47)	(.23)	(.13)	(.36)	—	—	8.87	8.39
Year Ended 8/31:
2008	9.87	.47		(.18)	.29	(.44)	(.02)	(.46)	—	—	9.70	9.63
2007	10.14	.45		(.23)	.22	(.46)	(.03)	(.49)	—	—	9.87	9.65
2006	10.33	.46		(.13)	.33	(.46)	(.06)	(.52)	—	—	10.14	9.67

California Value 2 (NCB)
Year Ended 2/28–2/29:
2012(e)	14.88	.42		.77	1.19	(.40)	—	(.40)	—	—	15.67	14.40
2011	15.71	.84		(.84)	—	(.82)	(.01)	(.83)	—	—	14.88	13.65
2010(d)	14.33	.65		1.40	2.05	(.62)	(.02)	(.64)	—	(.03)	15.71	14.61

*	Annualized.
(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

68	Nuveen Investments

			Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(b)
Based on Market Value (a)	Based on Common Share Net Asset Value (a)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(f)	Net Investment Income (Loss	)	Portfolio Turnover Rate

8.66%	8.35%		$242,254.66	%*	5.07	%*	3%
(2.32)	(.13)		228,948.65		4.92		14
12.83	12.85		240,598.68		5.03		6
(9.08)	(4.73)		223,949.72	*	5.30	*	12

4.70	2.94		244,985.69		4.71		22
4.74	2.11		249,022.65		4.49		8
2.85	3.34		255,868.64		4.51		20

8.51	8.09		51,506.79	*	5.50	*	1
(1.25)	(.17)		48,936.72		5.35		5
1.80	14.34		51,661.77	*	5.13	*	10

(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(c)	For the six months ended February 28, 2009.
(d)	For the period April 28, 2009 (commencement of operations) through February 28, 2010.
(e)	For six months ended August 31, 2011.
(f)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities, as follows:

California Value (NCA)
Year Ended 2/28–2/29:
2012(e)	.01	%*
2011	.01
2010	.01
2009(c)	.02
Year Ended 8/31:
2008	.04
2007	.03
2006	—

California Value 2 (NCB)
Year Ended 2/28–2/29:
2012(e)	—	%*
2011	—
2010(d)	—

See accompanying notes to financial statements.

Nuveen Investments	69

Financial
Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
California Performance Plus (NCP)
Year Ended 2/28–2/29:
2012(f)	$13.03	$.48		$1.18	$—	$—	$1.66	$(.46)	$—	$(.46)	$—		$14.23	$13.41
2011	14.07	1.00		(1.12)	(.02)	—	(.14)	(.90)	—	(.90)	—		13.03	12.43
2010	12.63	1.02		1.26	(.03)	(.01)	2.24	(.80)	—	(.80)	—	**	14.07	12.59
2009(e)	14.19	.48		(1.45)	(.12)	(.03)	(1.12)	(.35)	(.09)	(.44)	—	**	12.63	10.87
Year Ended 8/31:
2008	14.77	.98		(.52)	(.25)	(.03)	.18	(.69)	(.07)	(.76)	—		14.19	12.70
2007	15.45	.96		(.60)	(.26)	(.02)	.08	(.71)	(.05)	(.76)	—		14.77	14.07
2006	15.79	.96		(.29)	(.23)	—	.44	(.78)	—	(.78)	—		15.45	14.36

California Opportunity (NCO)
Year Ended 2/28–2/29:
2012(f)	12.76	.48		1.37	—	—	1.85	(.47)	—	(.47)	—		14.14	13.33
2011	14.13	.95		(1.39)	— **	—	(.44)	(.93)	—	(.93)	—		12.76	12.42
2010	12.92	1.03		1.05	(.03)	—	2.05	(.84)	—	(.84)	—	**	14.13	12.94
2009(e)	14.32	.50		(1.36)	(.12)	(.02)	(1.00)	(.35)	(.05)	(.40)	—	**	12.92	10.77
Year Ended 8/31:
2008	14.90	1.01		(.52)	(.26)	(.03)	.20	(.71)	(.07)	(.78)	—		14.32	12.85
2007	15.67	.99		(.68)	(.28)	—	.03	(.80)	—	(.80)	—		14.90	14.36
2006	16.14	1.00		(.41)	(.22)	—	.37	(.84)	—	(.84)	—		15.67	15.36

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

70	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(g)	Net Investment Income (Loss	)	Portfolio Turnover Rate

11.79%	12.99%	$184,073	1.71	%*	7.04	%*	3%
5.61	(1.26)	168,600	1.31		7.11		15
23.76	18.20	182,060	1.25		7.58		3
(10.58)	(7.75)	163,623	1.40	*	7.72	*	6

(4.41)	1.23	183,943	1.33		6.73		11
3.21	.49	191,466	1.30		6.28		18
4.42	2.97	200,359	1.23		6.28		11

11.24	14.74	115,124	1.86	*	7.10	*	4
2.82	(3.51)	103,930	1.77		6.77		18
28.54	16.25	115,069	1.26		7.59		5
(12.83)	(6.85)	105,482	1.48	*	8.00	*	4

(5.15)	1.35	116,964	1.36		6.84		8
(1.62)	.07	121,728	1.31		6.37		10
4.02	2.47	127,792	1.26		6.43		18

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended February 28, 2009.
(f)	For six months ended August 31, 2011.
(g)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

California Performance Plus (NCP)
Year Ended 2/28–2/29:
2012(f)	.63	%*
2011	.17
2010	.03
2009(e)	.06	*
Year Ended 8/31:
2008	.07
2007	.08
2006	—

California Opportunity (NCO)
Year Ended 2/28–2/29:
2012(f)	.73	%*
2011	.69
2010	.04
2009(e)	.04	*
Year Ended 8/31:
2008	.08
2007	.05
2006	—

See accompanying notes to financial statements.

Nuveen Investments	71

Financial
Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
California Investment Quality (NQC)
Year Ended 2/28–2/29:
2012(f)	$13.07	$.48		$1.11	$—	$—	$1.59	$(.47)	$—	$(.47)	$—		$14.19	$13.46
2011	14.06	1.01		(1.06)	(.03)	—	(.08)	(.91)	—	(.91)	—		13.07	12.41
2010	12.65	1.04		1.24	(.02)	(.02)	2.24	(.83)	—	(.83)	—		14.06	12.84
2009(e)	14.34	.49		(1.50)	(.11)	(.02)	(1.14)	(.36)	(.19)	(.55)	—		12.65	11.09
Year Ended 8/31:
2008	14.81	1.00		(.47)	(.27)	— **	.26	(.72)	(.01)	(.73)	—		14.34	13.08
2007	15.48	.97		(.59)	(.26)	(.02)	.10	(.70)	(.07)	(.77)	—		14.81	13.74
2006	15.86	.96		(.24)	(.23)	(.01)	.48	(.80)	(.06)	(.86)	—		15.48	14.63

California Select Quality (NVC)
Year Ended 2/28–2/29:
2012(f)	13.09	.50		1.23	—	—	1.73	(.49)	—	(.49)	—		14.33	13.89
2011	14.27	1.02		(1.21)	(.02)	—	(.21)	(.97)	—	(.97)	—		13.09	12.65
2010	12.72	1.07		1.40	(.02)	(.02)	2.43	(.88)	—	(.88)	—	**	14.27	13.61
2009(e)	14.31	.50		(1.41)	(.11)	(.03)	(1.05)	(.36)	(.18)	(.54)	—	**	12.72	10.78
Year Ended 8/31:
2008	14.75	1.01		(.42)	(.26)	(.02)	.31	(.70)	(.05)	(.75)	—		14.31	12.88
2007	15.49	.98		(.64)	(.27)	(.01)	.06	(.75)	(.05)	(.80)	—		14.75	13.97
2006	15.98	.99		(.27)	(.22)	(.02)	.48	(.85)	(.12)	(.97)	—		15.49	15.25

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

72	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(g)	Net Investment Income (Loss	)	Portfolio Turnover Rate

12.39%	12.35%	$192,659	1.82	%*	7.07	%*	6%
3.41	(.84)	177,474	1.36		7.15		16
23.89	18.21	190,883	1.29		7.72		11
(10.59)	(7.70)	171,836	1.47	*	7.87	*	6

.53	1.78	194,772	1.39		6.77		15
(1.03)	.57	201,067	1.34		6.32		12
2.73	3.21	210,242	1.22		6.28		11

13.82	13.42	331,660	1.70	*	7.31	*	6
(.41)	(1.82)	302,548	1.50		7.18		17
35.21	19.60	329,544	1.24		7.91		10
(11.80)	(7.09)	294,019	1.39	*	8.08	*	6

(2.52)	2.07	330,915	1.32		6.90		13
(3.40)	.29	341,102	1.28		6.36		16
3.63	3.21	358,131	1.20		6.38		16

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended February 28, 2009.
(f)	For six months ended August 31, 2011.
(g)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

California Investment Quality (NQC)
Year Ended 2/28–2/29:
2012(f)	.72	%*
2011	.20
2010	.06
2009(e)	.17	*
Year Ended 8/31:
2008	.15
2007	.12
2006	—

California Select Quality (NVC)
Year Ended 2/28–2/29:
2012(f)	.68	%*
2011	.41
2010	.05
2009(e)	.11	*
Year Ended 8/31:
2008	.10
2007	.09
2006	—

See accompanying notes to financial statements.

Nuveen Investments	73

Financial
Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
California Quality Income (NUC)
Year Ended 2/28–2/29:
2012(f)	$13.62	$.51		$1.14	$—	$—	$1.65	$(.50)	$—	$(.50)	$—		$14.77	$14.45
2011	14.58	1.04		(1.01)	(.02)	—	.01	(.97)	—	(.97)	—		13.62	12.92
2010	13.29	1.10		1.13	(.03)	(.02)	2.18	(.89)	—	(.89)	—	**	14.58	13.64
2009(e)	14.73	.52		(1.28)	(.12)	(.03)	(.91)	(.37)	(.16)	(.53)	—	**	13.29	11.21
Year Ended 8/31:
2008	14.93	1.04		(.23)	(.29)	—	.52	(.72)	—	(.72)	—		14.73	13.08
2007	15.60	1.01		(.59)	(.28)	(.01)	.13	(.77)	(.03)	(.80)	—		14.93	14.08
2006	16.03	1.02		(.35)	(.23)	— **	.44	(.84)	(.03)	(.87)	—		15.60	15.28

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

74	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(g)	Net Investment Income (Loss	)	Portfolio Turnover Rate

15.89%	12.29%	$325,074	1.80	%*	7.24	%*	4%
1.41	(.17)	299,609	1.55		7.12		16
30.22	16.84	320,561	1.26		7.85		11
(9.94)	(5.94)	292,373	1.37	*	8.00	*	6

(2.12)	3.51	324,354	1.33		6.93		10
(2.92)	.74	328,756	1.28		6.51		16
2.90	2.96	343,096	1.21		6.54		12

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended February 28, 2009.
(f)	For six months ended August 31, 2011.
(g)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

California Quality Income (NUC)
Year Ended 2/28–2/29:
2012(f)	.73	%*
2011	.44
2010	.06
2009(e)	.10	*
Year Ended 8/31:
2008	.10
2007	.08
2006	—

See accompanying notes to financial statements.

Nuveen Investments	75

Financial
Highlights (Unaudited) (continued)

	ARPS at the End of Period			VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
California Performance Plus (NCP)
Year Ended 2/28–2/29:
2012(f)	$—	$—	$—	$81,000	$100,000	$327,251
2011	—	—	—	81,000	100,000	308,148
2010	91,175	25,000	74,920	—	—	—
2009(e)	91,175	25,000	69,865	—	—	—
Year Ended 8/31:
2008	105,075	25,000	68,765	—	—	—
2007	106,000	25,000	70,157	—	—	—
2006	106,000	25,000	72,255	—	—	—

California Opportunity (NCO)
Year Ended 2/28–2/29:
2012(f)	—	—	—	49,800	100,000	331,173
2011	—	—	—	49,800	100,000	308,695
2010	48,775	25,000	83,979	—	—	—
2009(e)	58,900	25,000	69,771	—	—	—
Year Ended 8/31:
2008	68,000	25,000	68,002	—	—	—
2007	68,000	25,000	69,753	—	—	—
2006	68,000	25,000	71,982	—	—	—

California Investment Quality (NQC)
Year Ended 2/28–2/29:
2012(f)	—	—	—	95,600	100,000	301,526
2011	—	—	—	95,600	100,000	285,643
2010	94,925	25,000	75,272	—	—	—
2009(e)	94,925	25,000	70,256	—	—	—
Year Ended 8/31:
2008	108,650	25,000	69,816	—	—	—
2007	112,000	25,000	69,881	—	—	—
2006	112,000	25,000	71,929	—	—	—

California Select Quality (NVC)
Year Ended 2/28–2/29:
2012(f)	—	—	—	158,900	100,000	308,723
2011	—	—	—	158,900	100,000	290,401
2010	158,025	25,000	77,135	—	—	—
2009(e)	164,150	25,000	69,779	—	—	—
Year Ended 8/31:
2008	176,375	25,000	71,905	—	—	—
2007	192,000	25,000	69,414	—	—	—
2006	192,000	25,000	71,632	—	—	—

76	Nuveen Investments

	ARPS at the End of Period			VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
California Quality Income (NUC)
Year Ended 2/28–2/29:
2012(f)	$—	$—	$—	$158,100	$100,000	$305,613
2011	—	—	—	158,100	100,000	289,506
2010	157,225	25,000	75,972	—	—	—
2009(e)	165,025	25,000	69,292	—	—	—
Year Ended 8/31:
2008	176,900	25,000	70,839	—	—	—
2007	185,000	25,000	69,427	—	—	—
2006	185,000	25,000	71,364	—	—	—
(e)	For the six months ended February 28, 2009.
(f)	For six months ended August 31, 2011.

See accompanying notes to financial statements.

Nuveen Investments	77

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Municipal Value Fund 2 (NCB), Nuveen California Performance Plus Municipal Fund, Inc. (NCP), Nuveen California Municipal Market Opportunity Fund, Inc. (NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC) (each a “Fund and collectively, the “Funds”). Common shares of California Value (NCA), California Performance Plus (NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC) are traded on the New York Stock Exchange (“NYSE”) while Common shares of California Value 2 (NCB) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds and forward interest rate swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

78	Nuveen Investments

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At August 31, 2011, California Opportunity (NCO), California Select Quality (NVC) and California Quality Income (NUC) had outstanding when-issued/delayed delivery purchase commitments of $260,000, $770,000 and $785,000, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund except California Value (NCA) and California Value 2 (NCB) is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of February 28, 2011, the Funds redeemed all of their outstanding ARPS, at liquidation value, as follows:

	California Performance Plus (NCP	)	California Opportunity (NCO	)	California Investment Quality (NQC	)	California Select Quality (NVC	)	California Quality Income (NUC	)
ARPS redeemed, at liquidation value	$106,000,000		$68,000,000		$112,000,000		$192,000,000		$185,000,000

During the current reporting period, Nuveen Investments, LLC, known as Nuveen Securities, LLC, effective April 30, 2011, (“Nuveen Securities”) entered into a settlement with the Financial Industry Regulatory Authority (“FINRA”) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA’s allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Series 1 Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. California Performance Plus (NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC) issued their VRDP Shares in a privately negotiated offering during December 2010, March 2010, December 2010,

Nuveen Investments	79

Notes to
Financial Statements (Unaudited) (continued)

August 2010 and August 2010, respectively. Proceeds of each Fund’s offering were used to redeem all, or a portion of, each Fund’s outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of August 31, 2011, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	California Performance Plus (NCP	)	California Opportunity (NCO	)	California Investment Quality (NQC	)	California Select Quality (NVC	)	California Quality Income (NUC	)
Shares outstanding	810		498		956		1,589		1,581
Maturity	December 1, 2040		March 1, 2040		December 1, 2040		August 1, 2040		August 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value outstanding and annualized dividend rate of VRDP Shares for each Fund during the six months ended August 31, 2011, were as follows:

	California Performance Plus (NCP	)	California Opportunity (NCO	)	California Investment Quality (NQC	)	California Select Quality (NVC	)	California Quality Income (NUC	)
Average liquidation value outstanding	81,000,000		49,800,000		95,600,000		158,900,000		158,100,000
Annualized dividend rate	0.39%		0.35%		0.39%		0.39%		0.40%

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, which is recognized as “Liquidity fees on VRDP” on the Statement of Operations.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a

80	Nuveen Investments

fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the six months ended August 31, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At August 31, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	California Value (NCA	)	California Value 2 (NCB	)	California Performance Plus (NCP	)	California Opportunity (NCO	)	California Investment Quality (NQC	)	California Select Quality (NVC	)	California Quality Income (NUC	)
Maximum exposure to Recourse Trusts	$—		$—		$7,500,000		$—		$—		$15,295,000		$7,815,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the six months ended August 31, 2011, were as follows:

	California Value (NCA	)	California Performance Plus (NCP	)	California Opportunity (NCO	)	California Investment Quality (NQC	)	California Select Quality (NVC	)	California Quality Income (NUC	)
Average floating rate obligations outstanding	$4,490,000		$8,547,255		$4,285,000		$14,230,000		$17,592,880		$30,440,000
Average annual interest rate and fees		0.57%		0.66%		0.60%		0.59%		0.58%		0.67%

Forward Swap Contracts
Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

Nuveen Investments	81

Notes to
Financial Statements (Unaudited) (continued)

During the six months ended August 31, 2011, California Value 2 (NCB) and California Opportunity (NCO) entered into forward interest rate swap transactions to broadly reduce the sensitivity of the Funds to movements in U.S. interest rates. The average notional amount of forward interest rate swap contracts outstanding during the six months ended August 31, 2011, was as follows:

	California Value 2 (NCB	)	California Opportunity (NCO	)
Average notional amount of forward interest rate swap contracts outstanding*	$2,000,000		$2,000,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on forward interest rate swap contract activity.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by California Performance Plus (NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC) in connection with their offerings of VRDP Shares ($610,000, $928,000, $650,000, $837,250 and $835,250, respectively), were recorded as deferred charges which will be amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

82	Nuveen Investments

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of August 31, 2011:

California Value (NCA)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$244,449,986	$—	$244,449,986

California Value 2 (NCB)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$51,906,587	$—	$51,906,587
Derivatives:
Forward Swaps *	—	(493,503)	—	(493,503)
Total	$—	$51,413,084	$—	$51,413,084

California Performance Plus (NCP)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$262,543,054	$—	$262,543,054

California Opportunity (NCO)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$162,667,521	$—	$162,667,521

California Investment Quality (NQC)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$291,763,050	$—	$291,763,050

California Select Quality (NVC)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$483,888,976	$—	$483,888,976

California Quality Income (NUC)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$505,133,612	$—	$505,133,612

*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

During the six months ended August 31, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

Nuveen Investments	83

Notes to
Financial Statements (Unaudited) (continued)

The following tables present the fair value of all derivative instruments held by the Funds as of August 31, 2011, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure. California Value Fund 2 (NCB) and California Opportunity (NCO) invested in derivative instruments during the six months ended August 31, 2011.

California Value 2 (NCB)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$—	Unrealized depreciation on forward swaps*	$493,503

*	Represents cumulative gross unrealized appreciation (depreciation) of forward swap contracts as reported in the Portfolio of Investments.

The following tables presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended August 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Swaps	California Value 2 (NCB	)	California Opportunity (NCO	)
Risk Exposure
Interest Rate	$—		$(181,029)

Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	California Value 2 (NCB	)	California Opportunity (NCO	)
Risk Exposure
Interest Rate	$(422,541)		$8,281

4. Fund Shares

Common Shares
Transactions in Common shares were as follows:

	California Value (NCA)		California Value 2 (NCB)
	Six Months Ended 8/31/11	Year Ended 2/28/11	Six Months Ended 8/31/11	Year Ended 2/28/11
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	—
Repurchased and retired	—	—	—	—
Weighted average Common share:
Price per share repurchased and retired	—	—	—	—
Discount per share repurchased and retired	—	—	—	—

	California Performance Plus (NCP)		California Opportunity (NCO)
	Six Months Ended 8/31/11	Year Ended 2/28/11	Six Months Ended 8/31/11	Year Ended 2/28/11
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	—
Repurchased and retired	—	—	—	—
Weighted average Common share:
Price per share repurchased and retired	—	—	—	—
Discount per share repurchased and retired	—	—	—	—

84	Nuveen Investments

	California Investment Quality (NQC)		California Select Quality (NVC)
	Six Months Ended 8/31/11	Year Ended 2/28/11	Six Months Ended 8/31/11	Year Ended 2/28/11
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	26,496	32,162
Repurchased and retired	—	—	—	—
Weighted average Common share:
Price per share repurchased and retired	—	—	—	—
Discount per share repurchased and retired	—	—	—	—

California Quality Income (NUC)
	Six Months Ended 8/31/11	Year Ended 2/28/11
Common shares:
Issued to shareholders due to reinvestment of distributions	7,974	22,770
Repurchased and retired	—	—
Weighted average Common share:
Price per share repurchased and retired	—	—
Discount per share repurchased and retired	—	—

Preferred Shares
California Value (NCA) and California Value 2 (NCB) are not authorized to issue ARPS. Transactions in ARPS were as follows:

	California Performance Plus (NCP)
	Six Months Ended 8/31/11		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	N/A	N/A	1,548	$38,700,000
Series W	N/A	N/A	551	13,775,000
Series F	N/A	N/A	1,548	38,700,000
Total	N/A	N/A	3,647	$91,175,000

	California Opportunity (NCO)
	Six Months Ended 8/31/11		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series W	N/A	N/A	1,500	$37,500,000
Series F	N/A	N/A	451	11,275,000
Total	N/A	N/A	1,951	$48,775,000
N/A – As of February 28, 2011, the Funds redeemed all of their outstanding ARPS at liquidation value.

Nuveen Investments	85

Notes to
Financial Statements (Unaudited) (continued)

	California Investment Quality (NQC)
	Six Months Ended 8/31/11		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	N/A	N/A	3,051	$76,275,000
Series W	N/A	N/A	746	18,650,000
Total	N/A	N/A	3,797	$94,925,000

	California Select Quality (NVC)
	Six Months Ended 8/31/11		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	N/A	N/A	1,975	$49,375,000
Series W	N/A	N/A	1,383	34,575,000
Series TH	N/A	N/A	2,963	74,075,000
Total	N/A	N/A	6,321	$158,025,000

	California Quality Income (NUC)
	Six Months Ended 8/31/11		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	N/A	N/A	1,189	$29,725,000
Series W	N/A	N/A	2,550	63,750,000
Series F	N/A	N/A	2,550	63,750,000
Total	N/A	N/A	6,289	$157,225,000
N/A – As of February 28, 2011, the Funds redeemed all of their outstanding ARPS at liquidation value.

Transactions in VRDP Shares were as follows:

	California Performance Plus (NCP)				California Opportunity (NCO)
	Six Months Ended 8/31/11		Year Ended 2/28/11		Six Months Ended 8/31/11		Year Ended 2/28/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	—	810	$81,000,000	—	—	498	$49,800,000

	California Investment Quality (NQC)				California Select Quality (NVC)
	Six Months Ended 8/31/11		Year Ended 2/28/11		Six Months Ended 8/31/11		Year Ended 2/28/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	—	956	$95,600,000	—	—	1,589	$158,900,000

	California Quality Income (NUC)
	Six Months Ended 8/31/11		Year Ended 2/28/11
	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	—	1,581	$158,100,000

86	Nuveen Investments

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the six months ended August 31, 2011, were as follows:

	California Value (NCA	)	California Value 2 (NCB	)	California Performance Plus (NCP	)	California Opportunity (NCO	)	California Investment Quality (NQC	)	California Select Quality (NVC	)	California Quality Income (NUC	)
Purchases	$8,112,353		$1,979,840		$8,470,373		$6,343,998		$16,536,735		$27,265,093		$21,196,194
Sales and maturities	8,848,849		479,910		18,374,102		10,593,346		23,269,132		47,940,423		21,219,115

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At August 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	California Value (NCA	)	California Value 2 (NCB	)	California Performance Plus (NCP	)	California Opportunity (NCO	)
Cost of investments	$235,503,713		$46,906,548		$254,130,351		$158,105,911
Gross unrealized:
Appreciation	$12,402,957		$5,096,286		$10,657,994		$7,123,356
Depreciation	(7,945,896)		(96,247)		(9,922,229)		(6,846,944)
Net unrealized appreciation (depreciation) of investments	$4,457,061		$5,000,039		$735,765		$276,412

	California Investment Quality (NQC	)	California Select Quality (NVC	)	California Quality Income (NUC	)
Cost of investments	$275,588,248		$461,885,058		$457,803,604
Gross unrealized:
Appreciation	$10,783,494		$22,869,361		$26,552,385
Depreciation	(8,837,908)		(18,428,076)		(9,659,437)
Net unrealized appreciation (depreciation) of investments	$1,945,586		$4,441,285		$16,892,948

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at February 28, 2011, the Funds’ last tax year end, as follows:

	California Value (NCA )	California Value 2 (NCB	)	California Performance Plus (NCP	)	California Opportunity (NCO	)	California Investment Quality (NQC )	California Select Quality (NVC )	California Quality Income (NUC	)
Paid-in surplus	$(1)	$—		$1,116			$(28,445)	$(1,916)	$(14,930)		$(17,451)
Undistributed (Over-distribution of) net investment income	(301)	—			(4,639)	19,942		(30,023)	(273)	14,442
Accumulated net realized gain (loss)	302	—		3,523		8,503		31,939	15,203	3,009

Nuveen Investments	87

Notes to
Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2011, the Funds’ last tax year end, were as follows:

	California Value (NCA	)	California Value 2 (NCB	)	California Performance Plus (NCP	)	California Opportunity (NCO	)	California Investment Quality (NQC	)	California Select Quality (NVC	)	California Quality Income (NUC	)
Undistributed net tax-exempt income *	$1,853,052		$190,499		$4,660,290		$2,521,411		$4,781,953		$7,702,071		$7,630,364
Undistributed net ordinary income **	27,654		—		14,504		3,596		13,532		13,201		6,931
Undistributed net long-term capital gains	—		42,193		—		—		—		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2011, paid on March 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 28, 2011, was designated for purposes of the dividends paid deduction as follows:

	California Value (NCA	)	California Value 2 (NCB	)	California Performance Plus (NCP	)	California Opportunity (NCO	)	California Investment Quality (NQC	)	California Select Quality (NVC	)	California Quality Income (NUC	)
Distributions from net tax-exempt income	$11,515,680		$2,705,942		$11,981,804		$7,754,166		$12,761,573		$23,150,035		$22,084,365
Distributions from net ordinary income **	70,710		23,583		—		—		—		6		—
Distributions from net long-term capital gains	—		90		—		—		—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 28, 2011, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	California Value (NCA	)	California Performance Plus (NCP	)	California Opportunity (NCO	)	California Investment Quality (NQC	)	California Select Quality (NVC	)	California Quality Income (NUC	)
Expiration:
February 28, 2017	$1,792,758		$—		$—		$—		$65,078		$956,742
February 28, 2018	251,409		1,117,962		664,054		3,407,464		—		3,225,294
Total	$2,044,167		$1,117,962		$664,054		$3,407,464		$65,078		$4,182,036

During the last tax year ended February 28, 2011, the following Funds utilized capital loss carryforwards as follows:

	California Value (NCA	)	California Performance Plus (NCP	)	California Opportunity (NCO	)	California Investment Quality (NQC	)	California Select Quality (NVC	)	California Quality Income (NUC	)
Utilized capital loss carryforwards	$2,601,594		$1,269,840		$508,499		$787,983		$1,674,658		$376,309

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through February 28, 2011, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	California Performance Plus (NCP	)	California Select Quality (NVC	)	California Quality Income (NUC	)
Post-October capital losses	$144,565		$2,498,992		$99,336

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for California Value (NCA) a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

88	Nuveen Investments

California Value (NCA) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets* of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee for each Fund (excluding California Value (NCA)), payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	California Value 2 (NCB) Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

Average Daily Managed Assets*	California Performance Plus (NCP) California Opportunity (NCO) California Investment Quality (NQC) California Select Quality (NVC) California Quality Income (NUC) Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of August 31, 2011, the complex-level fee rate for each of these Funds was .1781%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Nuveen Investments	89

Notes to
Financial Statements (Unaudited) (continued)

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

90	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), are responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through

Nuveen Investments	91

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to

92	Nuveen Investments

which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

Nuveen Investments	93

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011 (or for the periods available for the Nuveen California Municipal Value Fund 2 (the “Municipal Value Fund 2”), which did not exist for part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011 (or for the periods available for the Municipal Value Fund 2, which did not exist for part of the foregoing time frame). The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of the Nuveen California Municipal Value Fund, Inc. (the “Municipal Value Fund”) and the Municipal Value Fund 2 were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that (a) the Nuveen California Quality Income Municipal Fund, Inc. had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods and (b) the Nuveen California Investment Quality Municipal Fund, Inc., the Nuveen California Select Quality Municipal Fund, Inc. and the Nuveen California Performance Plus Municipal Fund, Inc.

94	Nuveen Investments

each had demonstrated satisfactory performance compared to peers, performing in the second or third quartile over various periods. They also noted that the Nuveen California Municipal Market Opportunity Fund, Inc. lagged its peers and/or benchmarks over various periods. With respect to Nuveen funds that lagged their peers and/or benchmarks over various periods, the Independent Board Members considered the factors affecting performance and any steps taken or proposed to address performance issues, and were satisfied with the process followed. In addition, they noted that the Municipal Value Fund 2 was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. With respect to the Municipal Value Fund which, as noted above, had significant differences with its Performance Peer Group, the Independent Board Members considered such Fund’s performance compared to its benchmark. In this regard, the Independent Board Members noted that the Municipal Value Fund underperformed its benchmark in the one- and three-year periods.

With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability

1.Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers, including for the Municipal Value Fund and the Municipal Value Fund 2.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In

Nuveen Investments	95

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

The Independent Board Members noted that each of the Funds had higher net management fees than their peer average and a slightly higher or higher net expense ratio compared to their peer average (although the Board, as noted above, recognized the limits on the comparisons of the applicable peer group for the Municipal Value Fund and the Municipal Value Fund 2).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of develop-

96	Nuveen Investments

ments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end

Nuveen Investments	97

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

98	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	99

Reinvest Automatically,
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

100	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any structural leverage.

■
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets.

Nuveen Investments	101

Glossary of Terms
Used in this Report (continued)

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper California Municipal Debt Classification Average: Calculated using the returns of all closed-end funds in this category for each period as follows: 6-month, 24 funds; 1-year, 24 funds; 5-year, 24 funds; and 10-year, 12 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Standard & Poor’s (S&P) California Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

■
Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

■
Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the fund. Both of these are part of a fund’s capital structure. Structural leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

102	Nuveen Investments

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	103

Notes

104	Nuveen Investments

Notes

Nuveen Investments	105

Notes

106	Nuveen Investments

Other Useful Information

Board of
Directors/Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank &
Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

Fund	Common Shares Repurchased	Auction Rate Preferred Shares Redeemed
NCA	—	N/A
NCB	—	N/A
NCP	—	—
NCO	—	—
NQC	—	—
NVC	—	—
NUC	—	—
N/A - Fund is not authorized to issue auction rate preferred shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	107

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready - no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

ESA-A-0811D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Investment Quality Municipal Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: November 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: November 7, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: November 7, 2011